MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (the "Agreement") is made and entered into effective November 22, 2021 by and between Global Oil & Gas, A.G., a German corporation (the "Seller") and LGX Energy Corp., a Nevada corporation (the "Buyer"). Seller and Buyer, each individually referred to as a "Party" and collectively, as the "Parties."

BACKGROUND

A. Adler Energy, LC, a Michigan limited liability company (the "Company"), is engaged in the oil and gas development and production business (the "Business").

B. Seller owns one hundred (100%) percent of the membership interests in the Company (the "Seller Equity Interest"). Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the issued and outstanding Seller Equity Interest (the "Purchased Equity Interest") on the terms of and subject to the conditions of this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the Background and the terms and conditions set forth in this Agreement, Seller and Buyer agree as follows:

1. Agreement of Purchase and Sale of the Purchased Equity Interest. On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell and deliver to Buyer on the Closing Date the Purchased Equity Interest, free from all Encumbrances (as hereinafter defined), and Buyer agrees to purchase the Purchased Equity Interest from Seller.

2. Purchase Price for Purchased Equity Interest.

2.1 Purchase Price. The purchase price Buyer will pay to the Seller is Two Hundred Fifty Thousand Dollars ($250,000.00), subject to any closing adjustments as further set forth herein, plus an amount equal to the cash balance of the Bank Accounts (hereinafter defined) as further set forth in Section 5.9 (the "Purchase Price"). As further consideration for the sale of the Purchased Equity Interest, Buyer and the Company shall permit Seller to retain a copy of all of seismic data set forth on Schedule 8.16(b).

2.2 Payment of Purchase Price. The Purchase Price shall be paid by Buyer on the Closing Date, in immediately available funds, to Seller, against receipt of the executed Assignment (hereinafter defined).

2.3 Closing Adjustments and Prorations. All revenues and expenses relating to the operation of the Business shall be apportioned between the Seller and the Buyer such that Seller shall be deemed to have the benefit of all revenues and to have been obligated for all expenses relating to the period prior to the Closing and Buyer shall have the benefits of all revenues and be obligated for all costs, expenses and obligations relating to the period

on or after Closing. "Expenses" shall be deemed to include, but shall not be limited to, the following: (a) federal and state taxes, including, Michigan income tax withholding, UIA and FUTA withholding liabilities and such other taxes applicable to the Business; (b) employment expenses including, without limitation, workers' compensation insurance; (c) insurance including, without limitation, and general liability insurance; and (d) standard monthly expenses of the Business. The Parties agree to do a reconciliation of the revenues and expenses due between the Parties as set forth in this Section 2.3 within sixty (60) days of the Closing.

3. Equity Interest Certificate. At the Closing, Seller shall deliver to Buyer an assignment of the Seller Equity Interests representing all of the Purchased Equity Interest registered in the name of the Seller, in form and substance acceptable to Buyer (the "Assignment"). Seller shall also deliver to Buyer such other instruments or documents that shall, in the reasonable opinion of the Buyer's counsel, be reasonably required to vest good title in Buyer to the Purchased Equity Interest free from all Encumbrances.

4. Preclosing Actions. Before the Closing:

4.1 Conduct of Business. Seller shall cause Company to carry on and conduct the Business only in the ordinary course consistent with past practice, without any change in the policies, practices, and methods Company pursued before the date of this Agreement. Seller will use best efforts and cause Company to use its best efforts to preserve the Business organization intact; to preserve the relationships with Company's customers, suppliers, and others having business dealings with Company; and to preserve the services of Company's employees, agents, and representatives.

4.2 Access to Buyer. From the date of this Agreement through November 30, 2021 (the "Due Diligence Period"), Seller shall cause Company to permit Buyer and its representatives to make a full business, financial, accounting, physical, title and legal investigation of Company and its assets. Seller shall cause Company to take all reasonable steps necessary to cooperate with Buyer in conducting this investigation. Buyer acknowledges that, pursuant to the right to inspect the Company's books, records, and other documents and materials, Buyer may become privy to confidential information of Company and Seller and that communication of confidential information to third parties (whether or not the communicated information is authorized by Buyer) could injure the Company and Seller in the event that this transaction is not completed. Buyer agrees to take reasonable steps to ensure that such information about the Company and Seller, obtained by and/or disclosed to Buyer, shall remain confidential and shall not be disclosed or revealed to outside sources and further agrees not to solicit any customers of Company disclosed from confidential information. As used in this Agreement, "confidential information" includes information ordinarily known only to Company and Seller and information such as customer lists, supplier lists, trade secrets, channels of distribution, pricing policy and records, inventory records, and other information normally understood to be confidential or designated as such by Company.

4.3 Accuracy of Representations and Warranties. Seller will immediately advise Buyer in writing if (a) any of the representations or warranties of the Seller is untrue or incorrect in any material respect, or (b) the Seller becomes aware of the occurrence of any event or state of facts that results in any of the representations and warranties of Seller being untrue or incorrect as if Sellers were then making them.

4.4 Financial Records. In addition to the access provided in Section 4.2 during the Due Diligence Period, Buyer shall have access to the books and records of the Company prior to Closing to conduct a review thereof for purposes of confirming information and satisfying its conditions precedent to Closing as provided in Section 5 hereof.

5. Conditions Precedent to Buyer's Obligations. Buyer's obligation to consummate the transactions contemplated by this Agreement is subject to the fulfillment (or waiver by Buyer) of each of the following conditions:

5.1 Accuracy of Representations and Warranties. The representations and warranties of Seller contained in this Agreement and all related documents shall be true and correct on the date of this Agreement and at and as of the Closing.

5.2 Performance of Covenants. Seller shall have in all material respects performed and complied with all covenants, agreements, and conditions that this Agreement requires, and with all other related documents to be performed or complied with before or at the Closing.

5.3 Satisfactory Due Diligence Review. Prior to the termination of the Due Diligence Period, Buyer shall have conducted a review satisfactory to Buyer in its sole discretion of the business, financial, accounting, physical and legal aspects of Company, the Business, and Company's assets and liabilities. If Buyer fails to provide to the Seller, by the termination of the Due Diligence Period, written notice that Buyer is unsatisfied with its due diligence review, the condition of this Section 5.3 shall be deemed waived.

5.4 Permits. At Closing, Company shall have all permits, licenses, approvals and consents that are necessary to operate the Business after the Closing.

5.5 No Casualty. Before the Closing Date, Company shall not have incurred, or be threatened with, a material liability or casualty that would materially impair the value of its assets or the Business.

5.6 Equity Interest Certificates. At Closing, Seller shall have delivered to Buyer the Assignment. Seller shall also deliver to Buyer all other instruments or documents that shall be reasonably required to vest good title in Buyer to the Purchased Equity Interest, free from all Encumbrances.

5.7 No Litigation. No proceeding or investigation shall have been instituted before or by any court or governmental body to restrain or prevent the carrying out of the transactions contemplated by this Agreement or that might affect Buyer's right to own the

Purchased Equity Interests or for Company to own, operate, and control the Business after the Closing Date.

5.8 Resignations. At Closing, each manager, of Company shall have delivered to Buyer resignations from their positions with the Company.

5.9 Bank Accounts. On or before Closing, the Seller shall cause the Company to: (i) add one or more of the Buyer's representatives as authorized persons/signatories to each of the Bank Accounts (hereinafter defined); and (ii) ensure that the Banks Accounts have a minimum, aggregate balance of at least Five Thousand Dollars ($5,000).

5.10 Other Documents and Instruments. Buyer shall have received all other documents and instruments reasonably necessary to consummate the transactions contemplated by this Agreement.

6. Conditions Precedent to Seller's Obligations. Seller's obligation to consummate the transactions contemplated by this Agreement are subject to the fulfillment (or waiver by Seller) of each of the following conditions before or at the Closing:

6.1 Accuracy of Representations and Warranties. Buyer's representations and warranties contained in this Agreement and all related documents shall be true and correct on the date of this Agreement and at and as of the Closing.

6.2 Performance of Covenants. Buyer shall have in all respects performed and complied with all covenants, agreements, and conditions required by this Agreement and all related documents that must be performed or complied with before or at the Closing.

6.3 Payment of the Purchase Price. Buyer shall have paid to the Seller the Purchase Price as provided herein.

6.4 Other Documents and Instruments. Seller shall have received all other documents and instruments reasonably necessary to consummate the transactions contemplated by this Agreement.

7. Closing Matters.

7.1 Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall take place in the month of December 2021 after Buyer provides Seller with written notice that the conditions to Closing set forth in Section 5 (other than conditions which, by their nature, are to be satisfied on the Closing Date) have been satisfied or waived, but in no event shall Closing take place later than December 31, 2021 (the "Closing Date"). The Closing shall take place at the Offices of Buyer's Attorney, Kuhn Rogers, PLC, or occur via remote closing on the Closing Date. All transactions and all documents executed and delivered at the Closing shall be deemed to have occurred simultaneously, and no transaction shall be deemed to have occurred and no document shall be deemed to have been executed or delivered unless all transactions have occurred

and all documents have been executed and delivered. For the purposes of this Agreement, the term "Business Day" means a day other than a Saturday or Sunday on which banks are generally open for business in Michigan.

7.2 Further Assurances. The Parties shall cooperate with and assist each other and take all other reasonable actions to consummate the transactions referenced herein. From time to time after the Closing Date, each Party, at the request of the other Party, shall execute and deliver additional conveyances, transfers, documents, instruments, assignments, applications, certifications, papers, and other assurances that such Party requests as necessary to effectively carry out this Agreement's intent.

8. Representations and Warranties of the Seller. Seller represents and warrants to Buyer, as follows as of the Closing Date, and acknowledges and confirms, that Buyer is relying on these representations and warranties in entering into this Agreement.

8.1 Organization and Standing. Company is a limited liability company organized, validly existing, and in good standing under the laws of the State of Michigan, and Company has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties Company owns or leases do not make licensing or qualification of Company as a foreign entity necessary under the laws of any other jurisdiction.

8.2 Articles and Operating Agreement. True and complete copies of Company's Articles of Organization and Operating Agreement, as same may be amended, have been made available to Buyer.

8.3 Capitalization. All of the equity and membership interests in the Company are owned of record and beneficially by the Seller. There are no options, calls, subscriptions, warrants, agreements, or other securities or rights outstanding for the purchase or other acquisition of the Seller Equity Interests; that are convertible into, exercisable for, or relate to the Seller Equity Interests; or that have any voting rights. Company has no outstanding contractual obligations to repurchase, redeem, or otherwise acquire any outstanding shares of the Seller Equity Interest.

8.4 Seller Equity Interest. Seller is the lawful owner of the Purchased Equity Interest, free from all pledges, liens, security interests, encumbrances, mortgages, adverse claims, charges, options, equity interests, proxies, voting agreements or trusts, leases, tenancies, easements, or other interests ("Encumbrances"). The Purchased Equity Interest has been authorized and validly issued and are fully paid, nonassessable, and free of preemptive rights. On delivery to Buyer at the Closing of the Purchased Equity Interest, endorsed for transfer, Buyer will be the absolute owner of the Purchased Equity Interest, free from all Encumbrances.

8.5 Authorization. Seller has the requisite legal capacity to execute, deliver, and perform this Agreement and the agreements and instruments referenced herein and to consummate or cause the consummation of any related transactions. Seller has duly

executed and delivered this Agreement. This Agreement is the legal, valid, and binding obligations of Seller, enforceable against Seller except as such enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws relating to the enforcement of creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

8.6 Existing Agreements and Governmental Approvals.

(a) To the best knowledge of Seller, the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby: (i) do not and will not violate any provisions of law applicable to Company or Seller; (ii) do not and will not conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) Company's Articles of Organization, or any indenture, mortgage, lease, deed of trust; other instrument, contract, or agreement; or any order, judgment, arbitration award, or decree to which Company or Seller is a party or by which any of them or any of their respective assets and properties are bound; and (iii) do not and will not result in the creation of any Encumbrance on any of the properties, assets, or business of Company or Seller.

(b) To the best knowledge of Seller, no approval, authority, or consent of or filing by Company or Seller with, or notification to, any federal, state, or local court, authority, or governmental or regulatory body or agency, or any other corporation, limited liability company, partnership, individual, or other entity is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated by these Agreements.

8.7 No Subsidiaries. Company does not have any subsidiaries or directly or indirectly own any interest or have any investment in any other corporation, partnership, or other entity.

8.8 No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition, or arrangement with creditors, voluntary or involuntary, affecting Company or any of its assets or properties is pending or, to the best knowledge of Seller, threatened. Neither Company nor Seller has taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

8.9 Permits and Licenses. To the best knowledge of each Seller, Company has all necessary permits, certificates, licenses, approvals, consents, and other authorizations required to carry on and conduct the Business and to own, lease, use, and operate its assets at the places and in the manner in which the Business is conducted.

8.10 Financial Statements. Seller has delivered to Buyer the financial statements and balance sheet dated October 31, 2021 (the "Financial Statements"). The Financial

Statements have been prepared in accordance with accounting principles consistently applied by the Company, and are true and correct in all material respects.

8.11 No Undisclosed Liabilities. Except as otherwise disclosed in the Financial Statements or the other Schedules attached hereto, Company, except for current payables for which invoices have not been received, does not have any debts, liabilities, or obligations or any kind or character whatsoever, whether accrued, absolute, contingent, matured, not matured, known, unknown, or otherwise, and whether or not of a character as would be required to be reflected in a balance sheet of Company.

8.12 Conduct of Business. To the best knowledge of Seller, since October 31, 2021, Company has not:

(a) Issued any equity interests, merged with any other entity or altered or amended its Articles of Organization or Operating Agreement.

(b) Entered into, materially amended, or terminated any contract, license, lease, commitment or permit, except in the ordinary course of business consistent with past practices.

(c) Incurred or become subject to any obligation or liability (absolute, accrued, contingent, known, unknown or otherwise), matured, not matured, except (i) in the ordinary course of business consistent with past practices and (ii) in connection with the performance of this Agreement.

(d) Mortgaged, pledged, or subjected to any Encumbrance any of its assets, except in the ordinary course of business consistent with past practices.

(e) Sold, transferred, or agreed to sell or transfer any asset or business; canceled or agreed to cancel any debt or claim; or waived any right, except in the ordinary course of business consistent with past practices.

(f) Entered into any other transaction other than in the ordinary course of business consistent with past practices.

(g) Agreed or committed to do any of the foregoing.

8.13 No Adverse Changes. To the best knowledge of Seller, since October 31, 2021 there has not been any occurrence, condition, or development that has adversely affected, or is likely to adversely affect, Seller, or its prospects, condition (financial or otherwise), operations, assets, or the Business.

8.14 Employees. The Company does not have any employees.

8.15 Contracts and Commitments. Schedule 8.15 sets forth a Division Order Title Opinion dated September 20, 2015 prepared by Attorney Karen Anspaugh that is a

true and complete list of the Company's working interests in the Thomas Field (the "Contracts and Commitments").

8.16 Title to Assets; Sufficiency. The Company is the sole and absolute owner of all the assets reflected in the Financial Statements and all other assets used in the operation of the Business and/or purported to be owned by Company as of the date hereof, and has good and marketable title to all such assets, free from all Encumbrances. The assets constitute and will constitute all of the property and assets, real, personal, and mixed, tangible and intangible (including, without limitation, contract rights, software, customer lists, phone numbers, vendor lists, blue prints, drawings, seismic data, field equipment and drilling prospects), that are used or useful in, or are necessary for the conduct of, the business conducted by the Company in accordance with present practices, and such assets are sufficient for the Company to continue to operate the Business in the ordinary course of business after the Closing Date in the same manner as conducted prior to the Closing Date. The property owned, leased, occupied, supplied to or used by Company includes, without limitation, the field equipment set forth on Schedule 8.16(a) and the equipment and seismic data set forth on Schedule 8.16(b).

8.17 Taxes. Company has filed on a timely basis (within any applicable extension periods) all tax returns it is required to file under any federal, state, local, or foreign law and has paid all taxes imposed on Company for the periods covered by such returns. Company and its officers have received no notice of any pending or threatened audit by the IRS or any state, local, or foreign agency related to Company's tax returns or tax liability for any period, and no claim for assessment or collection of taxes has been asserted against Company. There are no federal, state, or local tax Encumbrances outstanding against any of Company's assets. Seller shall prepare and file at its own expense, any and all required tax returns for the period January 1, 2021 through the Closing Date. The Company and Buyer will provide any information requested by the Seller to assist in preparing the tax returns and will permit Seller access to its tax return preparation software at no cost for purposes of preparing such tax return.

8.18 Litigation. There are no claims, disputes, actions, suits, proceedings, or investigations pending or, to the best knowledge of Seller, threatened against or affecting Company, its business, or its assets.

8.19 Compliance with Laws. To the best knowledge of Seller, at all times before the Closing Date, Company has been in material compliance with all laws, orders, regulations, rules, decrees, and ordinances affecting to any extent or in any manner any aspects of the Business or its assets.

8.20 No Brokers. Neither Company nor Seller have engaged, or are responsible for any payment to, any finder, broker, or consultant in connection with the transactions contemplated by this Agreement.

8.21 Insurance. To the best knowledge of Seller:

(a) All insurance policies covering Company's real and personal property or providing for business interruption, personal and product liability coverage, and other insurance are described in Schedule 8.21 (which specifies the insurer, policy number, type of insurance, and any pending claims).

(b) There are no claims, actions, suits, or proceedings arising out of or based on any of these insurance policies, and no basis for any such claim, action, suit, or proceeding exists.

(c) Company is not in default with respect to any provisions contained in any such insurance policies and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

8.22 Related Party Transactions. There are no contracts or other transactions involving Company in which any officer, manager or member of Company; any member of their immediate families; or any affiliate has any interest.

8.23 Bank Accounts. The Financial Statements contain a true and complete list of the names and locations of all banks or other financial institutions that are depositories for funds of the Company (collectively, the "Bank Accounts"), and the names and locations of any institutions in which Company has any safe-deposit boxes. Company does not have any outstanding powers of attorney.

8.24 Environmental Matters. (a) Seller has not been notified in writing of any existing, pending or threatened investigation or inquiry by any governmental authority pursuant to any Environmental Law; (b) Seller has not received any written notice of any judicial or administrative notice or action, in each case relating to environmental liabilities or the violation of any Environmental Laws; (c) to Seller's Knowledge, no underground storage tanks are, or have been, located on or under any real property owned or operated by the Company; (d) to Seller's Knowledge, no hazardous substances are located on or have been generated, treated, stored, processed or disposed of on or released or discharged from (including discharges, whether direct, indirect, purposeful dumps or accidental spills, into surface or subsurface waters and including any ground water contamination) any real property owned or operated by the Company contrary to Environmental Laws which would have a material adverse effect on the Business; and (e) Seller has obtained all material permits or other authorizations required by any Governmental Authority to operate the Business by reason of any applicable Environmental Law. "Environmental Laws" means any law relating to the environment or natural resources, including wildlife, or to handling, storage, transportation, emissions, discharges, releases or threatened emissions, discharges or releases of hazardous substances into the indoor or outdoor environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, exposure to, treatment or disposal of any hazardous substances.

8.26 Preferential Rights. Except as set forth on Schedule 8.26, there is no preferential purchase right or right of first refusal relating to any of the Assets that would be triggered by the transactions contemplated hereby.

8.27 Royalties. With respect to the ownership and operation of the Business, the Company has paid all royalties, overriding royalties, production payments, net profits interest, or other burdens upon, measured by or payable out of proceeds of production as would a reasonably prudent owner, or if not paid, is contesting such costs and royalties in good faith in the normal course of business.

8.28 Current Commitments. Schedule 8.28 sets forth as of the date of this Agreement all authorities for expenditures in excess of Five Thousand Dollars ($5,000.00) ("AFE's") (net to the interest of Company) relating to the Business to drill or rework oil, gas and other hydrocarbon wells or for other capital expenditures pursuant to any of the Contracts and Commitments or any applicable operating agreement for which all of the activities anticipated in such AFE's or commitments have not been completed in full as of the date of this Agreement.

8.29 Bonds and Financial Support. The Company currently maintains and provides all material bonds, letters of credit, guarantees or cash deposits required to be maintained and provided by the Company in connection with the ownership of its assets or operation of Company-operated assets. The various bonds, letters of credit, guarantees and/or cash deposits (collectively, "Security Arrangements") provided by the Company to any governmental or regulatory body or agency to secure the payment and performance of plugging and abandonment obligations and other obligations related to its assets are set forth on Schedule 8.29. The current Security Arrangements maintained by the Company shall remain in place after the Closing.

8.30 Definition. The term "Seller's Knowledge" or similar designation shall be defined as the actual knowledge of Bernard Tubeileh.

8.31 Survival of Representations and Warranties. The representations and warranties contained in this Article 8 shall survive the Closing.

9. Representations and Warranties of the Buyer. Buyer represents and warrants to Seller, as follows as of the Closing Date, and acknowledges and confirms, that Seller is relying on these representations and warranties in entering into this Agreement.

9.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and has all requisite power and authority to own the Equity Interests.

9.2 Authority; Authorization of Agreement. Buyer has all requisite power and authority to execute and deliver this Agreement and the agreements and instruments referenced herein and to consummate or cause the consummation of any related transaction contemplated by this Agreement and to perform all of its obligations under this Agreement and the documents to which it is a party. This Agreement constitutes, and the documents

to which it is a party, when executed and delivered by Buyer, shall constitute, the valid and binding obligation of Buyer, enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

9.3 No Violations. Buyer's execution and delivery of this Agreement and the agreements and instruments referenced herein, to which it is a party and the consummation of the transactions contemplated by this Agreement by it shall not:

(a) conflict with or require the consent of any person under any of the terms, conditions or provisions of the organizational documents of Buyer;

(b) violate any provision of, or require any filing, consent or approval under any laws applicable to Buyer; or

(c) conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under: (i) any material agreement or any mortgage, indenture, loan, credit agreement or other agreement evidencing indebtedness for borrowed money to which Buyer is a party or by which Buyer is bound, except (in each case) where such conflict, breach or default would not materially affect Buyer's ability to consummate the transactions contemplated hereby or (ii) any order, judgment or decree of any governmental authority.

9.4 Claims, Disputes and Litigation. As of the date of this Agreement, there are no legal proceedings pending or, to Buyer's Knowledge, threatened in writing against Buyer, that would prevent the consummation of the transactions contemplated by this Agreement.

9.5 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Buyer's Knowledge, threatened against Buyer.

9.6 Independent Evaluation. **Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas companies, properties and related facilities. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, subject to the express representations of Seller set forth in this Agreement, Buyer (a) has relied or shall rely solely on its own independent investigation and evaluation of the Assets and the express provisions of this Agreement and (b) has satisfied or shall satisfy itself as to the environmental and physical condition of and contractual arrangements affecting the Assets. Provided, however, nothing contained in this Section 9.6 shall serve to limit or diminish Seller's representations and warranties contained in Section 8 hereof.**

9.7 Financing. Buyer has, and shall have as of the Closing Date, sufficient funds with which to consummate the transactions contemplated by this Agreement.

9.8 Investment Intent. Buyer is acquiring the Purchased Equity Interest for its own account, for investment, and without any present intention to resell the Purchased Equity Interest. Buyer acknowledges and agrees that the Purchased Equity Interest has not and will not be registered under the Securities Act of 1933 or the Michigan Uniform Securities Act, and Buyer will not resell the Purchased Equity Interest unless they are so registered or unless an exemption from registration is available. Buyer consents to the imposition of a legend to this effect on the certificates for the Purchased Equity Interest and to a notation to this effect in the appropriate records of Company.

9.9 Definition. The term "Buyer's Knowledge" or similar designation shall be defined as the actual knowledge of John Ryan.

9.10 Survival of Representations and Warranties. The representations and warranties contained in this Article 9 shall survive the Closing.

10. Indemnification; Release.

10.1 Indemnification by Seller. Seller shall pay, reimburse, indemnify, defend and hold harmless Buyer, Company, and their respective managers, officers, members, successors, and permitted assigns, by way of offset or otherwise, from and against any and all claims, suits, actions, assessments, losses, diminution in value, liabilities, taxes, fines, penalties, damages (compensatory, consequential, direct, indirect, and other), costs, and expenses (including reasonable legal fees) ("Losses"), including any Losses that arise in the absence of a third-party claim, in connection with or resulting from:

(a) Any material inaccuracy in any representation or material breach of any warranty of Seller contained in this Agreement;

(b) Any obligation or debt, as evidenced by a promissory note or otherwise, owed by the Company to a member or former member of Company;

(c) Any equity redemption, cross purchase or similar agreement pertaining to the restriction or sale of membership interests of the Company;

(d) Any and all taxes imposed upon Company payable with respect to, and any and all other Losses arising out of or in any manner incident, relating, or attributable to taxes imposed upon Company payable with respect to, or tax returns required to be filed by Company with respect to, (i) any taxable year (or other applicable reporting period) (a "Reporting Period") of Company ending on or before the Closing Date ("Preclosing Tax Period") other than Losses arising from transactions occurring after the Closing, and (ii) to any Reporting Period of Company that begins before the Closing Date and that ends after the Closing Date (a "Straddle Period"), except that with respect to any Straddle Period, Seller shall be responsible for the payment of such taxes only to the extent that they relate to the portion of such Straddle Period ending on the Closing Date and except with

respect to any Reporting Period to the extent of any reserve on the Financial Statements relating to any such taxes; or

(e) The conduct of the Business or operation and ownership of the Company and/or its assets before the Closing Date.

10.2 Indemnification by Buyer. Buyer and the Company shall pay, reimburse, indemnify, defend and hold harmless Seller, and their successors and permitted assigns, from and against any and all Losses, including any Losses that arise in the absence of a third-party claim, in connection with or resulting from:

(a) Any material inaccuracy in any representation or material breach of any warranty of the Buyer contained in this Agreement.

(b) The conduct of the Business or operation and ownership of the Company and/or its assets on or after the Closing Date.

(c) Any and all taxes imposed upon the Company payable with respect to, and any and all other Losses arising out of or in any manner incident, relating, or attributable to taxes imposed upon Company payable with respect to, or tax Returns required to be filed by Company with respect to, any Reporting Period of Company ending after the Closing Date other than taxes or Losses arising from transactions occurring before the Closing.

10.3 Release of the Company. Except as specifically provided in this Agreement, Seller and its respective agents, representatives, successors and assigns shall be deemed to have released and to have forever discharged the Company, and each of its past, present and future officers, managers, attorneys, agents, servants, representatives, employees, members, heirs, successors and assigns (collectively "Releasees") of and from any and all past and present claims, demands, obligations, suits, damages, liabilities, actions, or causes of action, at law or in equity, known or unknown, whether arising by statute, law or otherwise, of any kind or nature whatsoever, that Seller may have and which in any manner relate to (i) the direct or indirect ownership of membership interest of the Company, (ii) Seller's employment with the Company, including, without limitation, any claim arising from any alleged violation by Releasees of any federal, state or local statute, law, ordinance or common law, (iii) Seller's position as an officer or manager of the Company; or (iv) any other matter of any nature whatsoever related to the Company.

10.4 Release of Seller. Similarly, except as specifically provided in this Agreement, the Company and its respective agents, successors, and assigns shall be deemed to have released and forever discharged the Seller, and its trustees and representatives, attorneys, agents, servants, representatives, employees, members, heirs, successors, and assigns (collectively the "Seller Releasees") of and from any and all past and present claims, demands, obligations, suits, damages, liabilities, actions, causes of action, at law or in equity, known or unknown, whether arising by statute, law, or otherwise, of any kind or nature whatsoever, the Company may have and which in any

manner relate to (i) the direct or indirect ownership of membership interest of the Company, (ii) Seller's employment with the Company, including, without limitation, any claim arising from any alleged violation by Seller Releasees of any federal, state or local statute, law, ordinance or common law, (iii) Seller's position as an officer or manager of the Company; or (iv) any other matter of any nature whatsoever related to the Company.

11. Tax Returns and Audits. Buyer and Seller shall cooperate with one another with respect to tax matters as more fully set forth in this Section 11. Buyer and Seller shall cooperate fully as and to the extent reasonably requested by the other party in connection with the filing of tax returns and any audit, litigation, or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information that are reasonably relevant to any such tax return, audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer and Seller agree (i) to retain all books and records with respect to tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give the other party reasonable written notice before transferring, destroying, or discarding any such books and records and, if the other party so requests, Buyer or Seller, as the case may be, shall allow the other party to take possession of such books and records to the extent they would otherwise be destroyed or discarded.

12. Expenses. Each of the parties shall pay all of the costs that it incurs incident to the preparation, execution, and delivery of this Agreement and the performance of any related obligations, whether or not the transactions contemplated by this Agreement shall be consummated.

13. Termination.

13.1 This Agreement may be terminated at any time before the Closing Date as follows:

(a) By Buyer, if Buyer provides to the Seller, by the termination of the Due Diligence Period, written notice that Buyer is unsatisfied with its due diligence review.

(b) By Buyer and Seller in a written instrument.

(c) This Agreement shall automatically terminate without the requirement of notice or action of any party if the Closing does not occur on or before December 31, 2021, through no fault of a party.

(d) By Buyer or Seller if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other, and this breach by its nature cannot be cured before the Closing.

(e) By Buyer or Seller if there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of the other, and this breach is not cured within Ten (10) Business Days after the breaching party or parties receive written notice of the breach from the other party.

13.2 If terminated as provided in Section 13.1, this Agreement shall forthwith become void and have no effect, except for Sections 4.2 and 14, and except that no party shall be relieved or released from any liabilities or damages arising out of the party's breach of any provision of this Agreement.

14. Miscellaneous Provisions.

14.1 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (a) when personally delivered or sent by email transmission to the party to be given the notice or other communication or (b) on the business day following the day such notice or other communication is sent by overnight courier to the following:

if to Buyer:	LGX Energy Corp. c/o Mr. John Miller 412 S. Union Street Traverse City, MI 49684 Email: millerj8255@gmail.com
	And
	LGX Energy Corp c/o Mr. John Ryan 703 Highview Drive Wyckoff, New Jersey 07481 Email: silver4262@aol.com
with a copy to:	Joseph E. Quandt Kuhn Rogers, PLC 412 S. Union Street Traverse City, MI 49684 Email: jequandt@kuhnrogers.com
if to Seller:	Dr. Detlef Mader Bernard Tubeileh Global Oil & Gas A.G. 12222 Merit Drive, Suite 120 Dallas, Texas 75251 Email: bernard.tubeileh@gog-ag.com

or to such other address or facsimile number that the parties may designate in writing.

14.2 Assignment. Neither Buyer nor Seller are permitted to assign this Agreement without first obtaining the written consent of the other parties hereto.

14.3 Parties in Interest. This Agreement shall inure to the benefit of, and be binding on, the named parties and their respective successors and permitted assigns, but not any other person or entity.

14.4 Choice of Law. This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Michigan.

14.5 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each counterpart were on the same instrument.

14.6 Entire Agreement. This Agreement and all related documents, schedules, exhibits, or certificates represent the entire understanding and agreement between the parties with respect to the subject matter and supersede all prior agreements or negotiations between the parties. This Agreement may be amended, supplemented, or changed only by an agreement in writing that makes specific reference to this Agreement or the agreement delivered pursuant to it, and must be signed by the party against whom enforcement of any such amendment, supplement, or modification is sought.

14.7 Public Announcement. Neither Seller, the Company nor Buyer or any of their respective affiliates or representatives will disseminate any press release or other public announcement or disclosure concerning this Agreement or the underlying transactions without the prior written consent of each of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable law.

The parties have executed this Agreement on the date set forth on the first page of this Agreement.

Remainder of page intentionally left blank; Signature page to follow.

SELLER:

Global Oil & Gas, A.G.

By: DocuSigned by: Dr. Detlef Mader
5DE18B6EAF9340A...
Dr. Detlef Mader
Its: Chief Executitve Officer

COMPANY:

Adler Energy, LC

By: DocuSigned by:
458FCDEE045B4D7...
Bernard Tubeileh
Its: Manager

BUYER:

LGX Energy Corp.

By: DocuSigned by: John Ryan
6BEABEB9D6EC49A...
John Ryan
Its: Chief Executive Officer

Signature page of Membership Interest Purchase Agreement.

SCHEDULE 8.15

CONTRACTS AND COMMITMENTS

See Attached for Division Order Title Opinion.

Surrett & Anspaugh
Attorneys at Law

13701 Crossing Way East
Edmond, Oklahoma 73013
Mobile: (231) 668-1934

49 Boone Village #191
Zionsville, Indiana 46077
karen@surrett-anspaugh.com

September 20, 2015

Country Mark Co-op, LLP
1200 Refinery Road
Mount Vernon, Indiana 47620

THOMAS UNIT

SUPPLEMENTAL DIVISION ORDER TITLE OPINION

Jackson Township, Clay County, Indiana

Section 17, Township 12 North, Range 6 West

- *Northwest Quarter of the Northwest Quarter*
- *Southwest Quarter of the Northwest Quarter*

Section 18, Township 12 North, Range 6 West

- *Northeast Quarter of the Northeast Quarter*
- *North Half of the Southeast Quarter of the Northeast Quarter*

TABLE OF CONTENTS

- All portions of this Opinion in blue font are hyperlinked
- ••• demarcations are hyperlinked to the Table of Contents
- *** demarcations are hyperlinked to the Section Heading

o SECTION #1 - INTRODUCTION AND DEFINITIONS

This Opinion pertains to the Thomas Pooled Unit ("Pooled Unit") and covers each parcel of land located either partially or entirely within the boundaries of the Pooled Unit ("Subject Tracts"), which collectively contain 140.50 acres within the Pooled Unit ("Pooled Acreage"). The Pooled Unit is comprised of the following properly permitted drilling units ("Drilling Units"):

- Thomas #5-17: *The North Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, containing 20 acres, more or less.*
- Thomas #6-17: *The South Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, containing 20 acres, more or less.*
- City of Brazil #4-17: *The North Half of the Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, containing 20 acres, more or less.*
- City of Brazil #2-17: *The South Half of the Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, containing 20 acres, more or less.*
- Thomas #1-18: *The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, containing 40 acres, more or less.*
- Link #2-18: *The North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, containing 20 acres, more or less.*

Exhibit A (*Maps Depicting Subject Tracts*) contains maps generated by this Examiner using Net Deed Plotter Version 5.5 software, copyrighted by Greenbrier Graphics, which depict the Pooled Unit and each Subject Tract ("Deed Plotter Maps"). Further, the Deed Plotter Maps set forth the acreage amount contained in each Subject Tract, the pertinent Operative Lease and deed calls.

Exhibit B (*Description of Title Materials*) describes all Abstracts of Title that cover the Subject Tracts and all pertinent prior Title Opinions ("Base Opinions") together with each supplementary instrument and all documentation submitted to, analyzed by or relied upon by this Examiner, which collectively constitute the authority for and basis of this Opinion ("Title Materials").

....

o SECTION #2 - OWNERSHIP OF SUBJECT TRACTS

The Opinion pertains to all depths and formations except the New Albany Shale and Macquoketa Shale Formations. See Table #1 (*Surface, Oil and Gas Ownership*) for detailed information regarding Subject Tract ownership. See Table #2 *(Division of Interest Calculations)* for detailed information regarding royalty interest, working interest and overriding royalty ownership.

A) OWNERSHIP OF SURFACE, OIL AND GAS:

Pursuant to Indiana statute, a husband and wife as joint grantees acquire ownership of the real property as Tenants by the Entirety by default unless expressly described as Tenants in Common. Other fractional interest owners acquire real property as Tenants in Common by default unless described in the conveyance as Joint Tenants with Rights of Survivorship.

B) OWNERSHIP OF WORKING INTEREST:

OWNER	PERCENTAGE	NET REVENUE
○ Adler Energy, LC	94.00000000%	65.74543803%
○ Steven and Carol Kohler	2.00000000%	74.51067616%
○ Thomas W. Tucker	1.34000000%	74.51067616%
○ Corona Resources, LLC	1.33000000%	74.51067616%
○ Ranatassee Resources, LLC	1.33000000%	74.51067616%
TOTAL	**100.000000%**	

C) OWNERSHIP OF OVERRIDING ROYALTY:

OWNER	PERCENTAGE
○ NorthStar Energy, LLC	10.00000000%
○ Plum Tree Realty Holdings, LLC	3.50000000%
○ Halifax Financial Group, LP	3.50000000%
○ Sinostar Investments, LLC	3.37500000%
○ Bill Dement	1.22250000%
○ John Barnett	0.32625000%
○ Veridomus Immobilien GmbH	0.32625000%
○ **TOTAL**	**22.25000000%**

- ## SECTION #3 - DESCRIPTION OF SUBJECT TRACTS

The legal descriptions in this Opinion Section are set forth verbatim from the final conveyance of a Subject Tract into the current owner ("Source Instrument"), except that information appearing within brackets and the tax parcel numbers have been added by this Examiner to enhance clarity. The numbers preceding deed calls are included to enhance utilization of the Deed Plotter Maps.

This Opinion attributes the acreage amount declared in the pertinent Source Instrument to each Subject Tract, unless otherwise noted. When the Source Instrument is silent regarding acreage, the acreage amount attributed to the Subject Tract in this Opinion and the sources of authority and information relied upon by this Examiner appear within brackets after the legal description.

TRACT 17-01(A)

(See Map #1)

*The North Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, **containing 20 acres**, more or less.*

(Part of Tax Parcel #11-04-17-200-001.000-007)

TRACT 17-01(B)

(See Map #1)

*The South Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, **containing 20 acres**, more or less.*

(Part of Tax Parcel #11-04-17-200-001.000-007)

TRACT 17-02(A)

(See Map #1)

*The North Half of the Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, **containing 20 acres**, more or less.*

(Part of Tax Parcel #11-04-17-200-002.000-007)

TRACT 17-02(B)

(See Map #1)

The South Half of the Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, ***containing 20 acres****, more or less.*

(Part of Tax Parcel #11-04-17-200-002.000-007)

TRACT 18-00

(See Map #2)

The Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, containing 40 acres.

EXCEPTING THEREFROM: A 19.50 acre tract conveyed by Ernest D. Hargis and Thelma Hargis, husband and wife, to Gerald J. Henke and Kay E. Henke, husband and wife, by Deed dated June 26, 1986, recorded June 27, 1986, in Deed Record 201, Page 374, in Clay County, Recorder's Office.

Containing after said exception, 20.5 acres, more or less.

EXCEPTING THEREFROM: Part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a PK nail set on the East Section line 396.5 feet South of the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, and being 20 feet East of a half inch rebar with cap set;*

2) *thence South 89 degrees 57 minutes West 270 feet to a half inch rebar with cap set;*

3) *thence South 151 feet to a half inch rebar with cap set;*

4) *thence North 89 degrees 57 minutes East 270 feet to a PK nail set on the East Section line and 20 feet East of a half inch rebar with cap set;*

5) *thence North along the East Section line 151 feet to the point of beginning, containing 0.94 of an acre, more or less.*

[Said exception being Tract 18-01]

EXCEPTING THEREFROM: Part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Commencing at a PK nail marking the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West;*

2) *thence South 235.11 feet with the East line of said Southeast Quarter-Quarter to a PK nail and the true point of beginning of real estate herein described;*

3) *thence South 161.33 feet with said East line to a PK nail marking the Northeast corner of a 0.94 acre tract;*

4) *thence South 89 degrees 57 minutes West 270 feet with the North line of said 0.94 acres tract to an iron pin marking the Northwest corner thereof*

5) *thence North 161.33 feet to a 5/8 inch rebar;*

6) *thence North 89 degrees 57 minutes East 270 feet to the point of beginning, containing 1 acre, more or less.*

[Said exception being Tract 18-02]

EXCEPTING THEREFROM: A part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a point on the North boundary line 323 feet North 89 degrees 57 minutes 21.5 seconds West of the Northeast corner of the said North Half of the Southeast Quarter of the Northeast Quarter of Section 18;*

2) *thence South 00 degrees 00 minutes 00 seconds East 235.17 feet;*

3) *thence South 89 degrees 57 minutes 22 seconds East 53 feet;*

4) *thence South 00 degrees 00 minutes 00 seconds East 451.33 feet to the South boundary line of the said North Half;*

5) *thence North 89 degrees 57 minutes 22 seconds West along the said South boundary line 326.70 feet;*

6) *thence North 00 degrees 00 minutes 00 seconds East 400 feet;*

7) *thence North 89 degrees 57 minutes 22 seconds West 44.81 feet;*

8) *thence North 00 degrees 00 minutes 00 seconds East 286.50 feet to the aforesaid North boundary line;*

9) *thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 318.51 feet to the place of beginning, containing 5.157 acres more or less.*

[Said exception being Tract 18-03]

EXCEPTING THEREFROM: A part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6, West, described as follows:

1) *Beginning at a point 641.51 feet North 89 degrees 57 minutes 21.5 seconds West and 217.69 feet South 00 degrees 00 minutes 00 seconds East of the Northeast corner of the said Half Quarter-Quarter Section;*

2) *thence South 00 degrees 00 minutes 00 seconds East 68.81 feet;*

3) *thence South 89 degrees 57 minutes 22 seconds East 44.81 feet;*

4) *thence South 00 degrees 00 minutes 00 seconds East 400 feet to the South boundary line of the said Half;*

5) *thence South 90 degrees 00 minutes 00 seconds West 275.30 feet along the said South boundary line;*

6) *thence North 00 degrees 00 minutes 00 seconds East 163.44 feet;*

7) *thence North 90 degrees 00 minutes 00 seconds West 10 feet;*

8) *thence North 00 degrees 00 minutes 00 seconds East 305.19 feet;*

9) *thence North 90 degrees 00 minutes 00 seconds East 240.49 feet to the place of beginning, containing 2.962 acres, more or less.*

[Said exception being Tract 18-04]

EXCEPTING THEREFROM: A part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a point on the North boundary line 1,103 feet North 89 degrees 57 minutes 21.5 seconds West of the Northeast corner of said Half Quarter-Quarter Section;*

2) *thence South 00 degrees 00 minutes 00 seconds East 523.24 feet;*

3) *thence South 90 degrees 00 minutes 00 seconds East 231 feet;*

4) *thence South 00 degrees 00 minutes 00 seconds East 163.44 feet to the South boundary line of said Half;*

5) *thence North 89 degrees 57 minutes 22 seconds West 446.61 feet along the said South boundary line to the Southwest corner of the said Half;*

6) *thence North 00 degrees 19 minutes 14.4 seconds East 686.51 feet to the Northwest corner of the said Half;*

7) *thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 211.77 feet to the place of beginning, containing 4.234 acres, more or less.*

[Said exception being Tract 18-05]

EXCEPTING THEREFROM: A part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at the Northeast corner of said Half Quarter-Quarter Section;*

2) *thence South 00 degrees 00 minutes 00 seconds West 235.17 feet;*

3) *thence North 89 degrees 57 minutes 22 seconds West 323 feet;*

4) *thence North 00 degrees 00 minutes 00 seconds East 235.17 feet to the North boundary line of said Half Quarter-Quarter;*

5) *thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 323 feet to the place of beginning, containing 1.744 acres, more or less.*

[Said exception being Tract 18-06]

EXCEPTING THEREFROM: A part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a PK nail set on the East Section line 547.5 feet South of the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, and being 20 feet East of a half inch rebar with cap set;*

2) *thence South 89 degrees 57 minutes West 270 feet to a half inch rebar with cap set;*

3) *thence South 139 feet to a half inch rebar with cap set;*

4) *thence North 89 degrees 57 minutes East 270 feet to a PK nail set on the East Section line and 20 feet East of a half inch rebar with cap set;*

5) *thence North along the East Section line 139 feet to the point of beginning, containing 0.86 acres, more or less.*

[Said exception being Tract 18-07]

[Containing **3.603 acres**, more or less, after said exceptions, per Deed Plotter]

(Tax Parcel #11-04-18-100-047.000-007)

TRACT 18-01

(See Map #2)

Part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a PK nail set on the East Section line 396.5 feet South of the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, and being 20 feet East of a half inch rebar with cap set;*

2) *thence South 89 degrees 57 minutes West 270 feet to a half inch rebar with cap set;*

3) *thence South 151 feet to a half inch rebar with cap set;*

4) *thence North 89 degrees 57 minutes East 270 feet to a PK nail set on the East Section line and 20 feet East of a half inch rebar with cap set;*

5) *thence North along the East Section line 151 feet to the point of beginning,* ***containing 0.94*** *of an acre, more or less.*

(Tax Parcel #11-04-18-100-052.000-007)

TRACT 18-02

(See Map #2)

Part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Commencing at a PK nail marking the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West;*

2) *thence South 235.17 feet with the East line of said Southeast Quarter-Quarter to a PK nail and the true point of beginning of real estate herein described;*

3) *thence South 161.33 feet with said East line to a PK nail marking the Northeast corner of a 0.94 acre tract;*

4) *thence South 89 degrees 57 minutes West 270 feet with the North line of said 0.94 acre tract to an iron pin marking the Northwest corner thereof;*

5) *thence North 161.33 feet to a 5/8 inch rebar;*

6) *thence North 89 degrees 57 minutes East 270 feet to the point of beginning,* ***containing 1.00 acre,*** *more or less.*

(Tax Parcel #11-04-18-100-048.002-007)

TRACT 18-03

(See Map #2)

Part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a point on the North boundary line 323 feet North 89 degrees 57 minutes 21.5 seconds West of the Northeast corner of the said North Half of the Southeast Quarter of the Northeast Quarter of Section 18;*

2) *thence South 00 degrees 00 minutes 00 seconds East 235.17 feet;*

3) *thence South 89 degrees 57 minutes 22 seconds East 53 feet;*

4) *thence South 00 degrees 00 minutes 00 seconds East 451.33 feet to the South boundary line of the said North Half;*

5) *thence North 89 degrees 57 minutes 22 seconds West along the said South boundary line 326.70 feet;*

6) *thence North 00 degrees 00 minutes 00 seconds East 400 feet;*

7) *thence North 89 degrees 57 minutes 22 seconds West 44.81 feet;*

8) *thence North 00 degrees 00 minutes 00 seconds East 286.50 feet to the aforesaid North boundary line;*

9) *thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 318.51 feet to the place of beginning,* ***containing 5.157*** *acres, more or less.*

(Tax Parcel #11-04-18-100-050.000-007)

TRACT 18-04

(See Map #2)

Part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a point 641.51 feet North 89 degrees 57 minutes 21.5 seconds West and 217.69 feet South 00 degrees 00 minutes 00 seconds East of the Northeast corner of the said Half Quarter-Quarter Section;*

2) *thence South 00 degrees 00 minutes 00 seconds East 68.81 feet;*

3) *thence South 89 degrees 57 minutes 22 seconds East 44.81 feet;*

4) *thence South 00 degrees 00 minutes 00 seconds East 400 feet to the South boundary line of the said Half;*

5) *thence South 90 degrees 00 minutes 00 seconds West 275.30 feet along the said South boundary line;*

6) *thence North 00 degrees 00 minutes 00 seconds East 163.44 feet;*

7) *thence North 90 degrees 00 minutes 00 seconds West 10 feet;*

8) *thence North 00 degrees 00 minutes 00 seconds East 305.19 feet;*

9) *thence North 90 degrees 00 minutes 00 seconds East 240.49 feet to the place of beginning,* ***containing 2.962*** *acres, more or less.*

(Tax Parcel #11-04-18-100-051.000-007)

TRACT 18-05

(See Map #2)

A part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) Beginning at a point on the North boundary line 1,103 feet North 89 degrees 57 minutes 21.5 seconds West of the Northeast corner of said Half Quarter-Quarter Section;

2) thence South 00 degrees 00 minutes 00 seconds East 523.24 feet;

3) thence South 90 degrees 00 minutes 00 seconds East 231 feet;

4) thence South 00 degrees 00 minutes 00 seconds East 163.44 feet to the South boundary line of said Half;

5) thence North 89 degrees 57 minutes 22 seconds West 446.61 feet along the said South boundary line to the Southwest corner of the said Half;

6) thence North 00 degrees 19 minutes 14.4 seconds East 686.51 feet to the Northwest corner of the said Half;

7) thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 211.77 feet to the place of beginning, ***containing 4.234*** *acres, more or less.*

(Tax Parcel #11-04-18-100-049.000-007)

TRACT 18-06

(See Map #2)

A part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) Beginning at the Northeast corner of said Half Quarter-Quarter Section;

2) thence South 00 degrees 00 minutes 00 seconds West 235.17 feet;

3) thence North 89 degrees 57 minutes 22 seconds West 323 feet;

4) thence North 00 degrees 00 minutes 00 seconds East 235.17 feet to the North boundary line of said Half Quarter-Quarter;

5) thence South 89 degrees 57 minutes 21.5 seconds East along the said North boundary line 323 feet to the place of beginning, ***containing 1.744*** *acres, more or less.*

(Tax Parcel #11-04-18-100-046.006-007)

TRACT 18-07

(See Map #2)

Part of the North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:

1) *Beginning at a PK nail set on the East Section line 547.5 feet South of the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, and being 20 feet East of a half inch rebar with cap set;*

2) *thence South 89 degrees 57 minutes West 270 feet to a half inch rebar with cap set;*

3) *thence South 139 feet to a half inch rebar with cap set;*

4) *thence North 89 degrees 57 minutes East 270 feet to a PK nail set on the East Section line and 20 feet East of a half inch rebar with cap set;*

5) *thence North along the East Section line 139 feet to the point of beginning, **containing 0.86** acres, more or less.*

(Tax Parcel #11-04-18-100-052.007-007)

TRACT 18-22(A)

(See Map #1)

*The North Half of the Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, **containing 20 acres**, more or less.*

(Part of Tax Parcel #11-04-18-100-022.000-007)

TRACT 18-22(B)

(See Map #1)

*The South Half of the Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, **containing 20 acres**, more or less.*

(Part of Tax Parcel #11-04-18-100-022.000-007)

o SECTION #4: OPERATIVE OIL AND GAS LEASES

The Title Materials contain the oil and gas leases described in this Opinion Section, which cover the Subject Tracts in full and effectively lease all ownership interests in oil and gas ("Operative Leases"). Instruments are set forth below in sequential order according to the parcel number attributed to the Subject Tracts covered. See Exhibit C (*Summary of Operative Leases*).

Certain Operative Leases are beyond their primary term; however, drilling operations pertaining to the Thomas 1-17 well commenced on December 20, 2008, and the related Declaration of Pooled Unit, effective as of March 1, 2010, was recorded on May 20, 2010. Consequently, the Operative Leases are held by production as of March 1, 2010, and remain in full force and effect.

1) LEASE #08-4205:

Lessor: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, as President, and Delores B. Thomas, Secretary/Treasurer

Lessee: Piper Services Corporation

Executed: October 8, 2008

Recorded: October 24, 2008, as Instrument #200800004205

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S17, T12N, R6W*
Tract 17-01(A)	20.0000	N/2 NW/4 NW/4
Tract 17-01(B)	20.0000	S/2 NW/4 NW/4
Tract	*Acres*	*S18, T12N, R6W*
Tract 18-22(A)	20.0000	N/2 NE/4 NE/4
Tract 18-22(B)	20.0000	S/2 NE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $10.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty:	Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease
General Pooling:	Lessee is allowed to form a pooled unit for gas containing up to 640 acres
Shallow Pooling:	Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres
Other Provisions:	MUTUAL CONSENT: Notwithstanding anything herein to the contrary, there shall be mutual consent between the Lessor and Lessee, as to the location of any wells, roads, pipelines, easements or right-of-ways on or across the surface of this land. This consent shall not be unreasonably withheld.

DRILL SITE DAMAGES: Prior to commencement of a well, Lessee agrees to pay to the surface owner (or its designee) the sum of $1,000.00 per well. Well sites shall be approximately 250 feet by 250 feet.

DAMAGES: Lessee shall be responsible for and shall pay Lessor for, or repair, any and all damages to Lessor's land and for actual damages to livestock, growing crops, trees, fences, roads, culverts, tiles, improvements or other property of Lessor which damages may be caused by or result from the operations of Lessee hereunder. Lessor agrees to provide Lessee with tile maps, if any, and will instruct Lessee as to the approximate known location of tile prior to commencement of operations. Upon the abandonment of any well or other structure or facility on said land, Lessee will remove said structure or facility and only above ground equipment and appurtenant hereto, and Lessee shall restore the leased premises, as near as is reasonably practicable, to the same condition in which said land existed prior to the commencement of operations hereunder, within a reasonable time.

RESTORATION CLAUSE: In the event Lessee, its successors or assigns, commences operations for the drilling of a well in search of oil and/or gas on the lands covered by this Lease, within a reasonable period of time following cessation of said operations, said Lessee, its successors or assigns, shall fill all pits, level said drill site location, and restore the surface thereof to as near its original condition and contour as is practical.

INDEMNIFICATION: Lessee agrees to indemnify, and hold harmless Lessor from and against any claims, actions, commands or suits for damage or injury to persons or property based on or attributed to the activities of Lessee or its agents, employees, contractors or subcontractors on the leased property.

2) **LEASE ASSUMPTION #09-2600:**

Assignor: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, as President, and Delores B. Thomas, Secretary/Treasurer

Assignee: 4 J's & a Robyn, LLC, an Indiana limited liability company

Executed: June 19, 2009

Recorded: June 19, 2009, as Instrument #200900002600

Conveyance: All of the rights and royalties, title and interests of Assignor in, to and under the following Operative Lease:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lessor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: Assignor shall have no obligation to the Lessee, either under this indenture or Lease #08-4205.

Assignor agrees to provide to Lessee whatever documentation (e.g. Transfer Order(s)) may be required by Lessee to give effect to the assignment hereunder.

In consideration for Assignor's Assignment contained in Section 2, Assignee assumes all of the obligations of Assignor under Lease #08-4205.

3) **LEASE #08-4519:**

Lessor: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil

Lessee: Piper Services Corporation

Executed: October 30, 2008

Recorded: November 12, 2008, as Instrument #200800004519

Conveyance:	All interest in the oil and gas under the leased property:

Tract	*Acres*	*S17, T12N, R6W*
Tract 17-02(A)	20.0000	N/2 SW/4 NW/4
Tract 17-02(B)	20.0000	S/2 SW/4 NW/4

Primary Term:	Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days
Lease Extension:	An additional 5 years upon payment of $10.00 per acre
Royalty Interest:	Lessee shall pay Lessor a 1/8 royalty
Shut-in Royalty:	Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease
General Pooling:	Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River Lime and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction
Shallow Pooling:	Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres
Other Provisions:	MUTUAL CONSENT: Notwithstanding anything herein to the contrary, there shall be mutual consent between the Lessor and Lessee, as to the location of any wells, roads, pipelines, easements or right-of-ways on or across the surface of this land. This consent shall not be unreasonably withheld. DRILL SITE DAMAGES: Prior to commencement of a well, Lessee agrees to pay to the surface owner (or its designee) the sum of $1,000.00 per well. Well sites shall be approximately 250 feet by 250 feet. DAMAGES: Lessee shall be responsible for and shall pay Lessor for, or repair, any and all damages to Lessor's land and for actual damages to livestock, growing crops, trees, fences, roads, culverts, tiles, improvements or other property of Lessor which damages may be caused by or result from the operations of Lessee hereunder. Lessor

agrees to provide Lessee with tile maps, if any, and will instruct Lessee as to the approximate known location of tile prior to commencement of operations. Upon the abandonment of any well or other structure or facility on said land, Lessee will remove said structure or facility and only above ground equipment and appurtenant hereto, and Lessee shall restore the leased premises, as near as is reasonably practicable, to the same condition in which said land existed prior to the commencement of operations hereunder, within a reasonable time.

RESTORATION CLAUSE: In the event Lessee, its successors or assigns, commences operations for the drilling of a well in search of oil and/or gas on the lands covered by this Lease, within a reasonable period of time following cessation of said operations, said Lessee, its successors or assigns, shall fill all pits, level said drill site location, and restore the surface thereof to as near its original condition and contour as is practical.

INDEMNIFICATION: Lessee agrees to indemnify, and hold harmless Lessor from and against any claims, actions, commands or suits for damage or injury to persons or property based on or attributed to the activities of Lessee or its agents, employees, contractors or subcontractors on the leased property.

4) LEASE AMENDMENT #09-4045:

Parties: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil

Executed: February 27, 2009

Recorded: September 21, 2009, as Instrument #200900004045

Covering: Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #2008000004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The Amendment corrected the legal description.

5) **LEASE #09-3519**:

Lessor: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife

Lessee: Piper Services Corporation

Executed: February 12, 2009

Recorded: August 18, 2009, as Instrument #200900003519

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-00	3.2430	Part N/2 SE/4 NE/4
Tract 18-05	4.3240	Part N/2 SE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $100.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty: Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease

General Pooling: Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River Lime and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction

Shallow Pooling: Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres

Other Provisions: Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled,

unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

6) **LEASE #11-4115**:

Lessor: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife

Lessee: Adler Energy, LC

Executed: December 14, 2011

Recorded: December 15, 2011, as Instrument #201100004115

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-01	0.9400	Part SE/4 NE/4
Tract 18-07	0.8600	Part SE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $100.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty: Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease

General Pooling: Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River formation and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction

Shallow Pooling: Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres

Other Provisions: Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled, unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

7) **LEASE #09-3521:**

Lessor: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife

Lessee: Piper Services Corporation

Executed: February 16, 2009

Recorded: August 18, 2009, as Instrument #200900003521

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-02	1.0000	Part SE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $100.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty: Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease

General Pooling: Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River Lime and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction

Shallow Pooling: Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres

Other Provisions: Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled, unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

8) **LEASE #09-3520:**

Lessor: William Link, as Power of Attorney for Penny Link, and William Link as an individual

Lessee: Piper Services Corporation

Executed: February 12, 2009

Recorded: August 18, 2009, as Instrument #200900003520

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-03	5.1570	Part N/2 SE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $100.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty: Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease

General Pooling: Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River Lime and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction

Shallow Pooling: Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres

Other Provisions: Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled, unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

9) **LEASE AMENDMENT #11-4114:**

Parties: William Link, a widower, and as an individual

Executed: December 5, 2011

Recorded: December 15, 2011, as Instrument #201100004114

Covering: Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

Other Provisions: The Amendment deleted all restrictions regarding drilling operations and any reference to said Lease being a Non-Development Oil and Gas Lease. The previously recorded Lease, as hereby amended, is a valid and subsisting Oil and Gas Lease. This Amendment instrument shall be fully binding upon and effective as to the interest of Lessor and the provisions hereof shall constitute covenants running with the land and leasehold estate and shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

10) **LEASE #09-3526:**

Lessor:	D. Herald and Sharon S. Herald, husband and wife
Lessee:	Piper Services Corporation
Executed:	February 23, 2009
Recorded:	August 18, 2009, as Instrument #200900003526
Conveyance:	All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-04	2.9620	Part SE/4 NE/4

Primary Term:	Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days
Lease Extension:	An additional 5 years upon payment of $100.00 per acre
Royalty Interest:	Lessee shall pay Lessor a 1/8 royalty
Shut-in Royalty:	Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease
General Pooling:	Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River Lime and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction
Shallow Pooling:	Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres
Other Provisions:	Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled,

unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

11) **LEASE #10-0499**:

Lessor: Michael E. Smith and Melanie L. Smith, husband and wife

Lessee: Adler Energy, LC

Executed: February 3, 2010

Recorded: February 16, 2010, as Instrument #201000000499

Conveyance: All interest in the oil and gas under the leased property:

Tract	*Acres*	*S18, T12N, R6W*
Tract 18-06	1.744	Pt N/2 SE/4 NE/4

Primary Term: Five years and as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days

Lease Extension: An additional 5 years upon payment of $200.00 per acre

Royalty Interest: Lessee shall pay Lessor a 1/8 royalty

Shut-in Royalty: Lessee shall pay $1.00 multiplied by the number of acres subject to this Lease

General Pooling: Lessee is hereby granted the right to pool or unitize said land, or any part of said land, with other lands, as to any or all minerals or horizons, to establish units containing not more than approximately 160 acres; provided, however, such units may be established so as to contain not more than approximately 640 acres as to any or all of the following: (a) gas, (b) oil produced from formations below the base of the Black River formation and (c) oil produced from wells classified as gas wells by the regulatory agency having jurisdiction

Shallow Pooling: Lessee is allowed to form a pooled unit for shallow formations containing up to 2,560 acres

Other Provisions: Notwithstanding anything herein this Lease to the contrary, no drilling operations shall be conducted on the surface of this land without written consent of the Lessor or his successor. Lessee may have the right to secure the oil and gas underlying any leased premises by a well bottomed under the surface hereof or by drainage from lands pooled, unitized, or communitized herewith under the provisions of this Lease. Any pipelines run must be along County Road Rights-of-Way.

••••••••••••••••••••••••••••••

o **SECTION #5 - ASSIGNMENT OF OPERATIVE LEASES**

The Title Materials contain the conveyances of lease interest described in this Opinion Section, which effectuate all unrecorded agreement provisions ("Lease Assignments"). Instruments are set forth below in chronological order according to the effective date or by the date of execution when no separate effective date is provided. See Exhibit D (*Summary of Lease Assignments*).

Aurora Energy, Ltd. and Aurora Oil & Gas Corporation are now NorthStar Energy, LLC and Presidium Midwest, LC and Presidium Energy, LC are now Adler Energy, LC. The Adler Energy working interest bears the 3.5% overriding royalty owned by the Halifax Financial Group, LP, Sinostar Investments, LLC, Bill Dement, John Barnett and Veridomus Immobilien GmbH. All of the working interest owners proportionately bear the 10% overriding royalty owned by NorthStar Energy, LLC and the 3.5% overriding royalty owned by Plumb Tree Realty.

••••••••••••••••••••••••••••••

1) **ASSIGNMENT #09-0130:**

Entitled: Assignment of Oil and Gas Leases

Assignor: Piper Services Corporation

Assignee: Presidium Midwest, LC

Executed: January 12, 2009

Recorded: January 14, 2009, as Instrument #200900000130

Conveyance: 100% working interest in the following Operative Lease:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: This Assignment is made subject to a proportionate part of the terms, provisions, covenants and royalties set forth in the Leases and to any and all interests, restrictions, exceptions, instruments, agreements, burdens and encumbrances, if any, which are of record in the state and county above named, which burden or affect the properties, rights or interests herein assigned other than as may have been created by Assignor.

To have and to hold the same unto the said Assignee, its successors and assigns, according to the terms and conditions of said Leases, the said Assignee to perform all of such conditions and covenants thereof as to the interest herein assigned. Assignor does hereby agree to warrant and defend title to the interest conveyed herein against the claims and demands of all persons whomsoever claiming or attempting to claim the same by, through or under Assignor, but not otherwise.

2) **ASSIGNMENT #09-0214:**

Entitled: Assignment of Oil and Gas Leases

Assignor: Piper Services Corporation

Assignee: Presidium Midwest, LC

Executed: January 19, 2009

Recorded: January 20, 2009, as Instrument #200900000214

Conveyance: 100% working interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: This Assignment is made subject to a proportionate part of the terms, provisions, covenants and royalties set forth in the Leases and to any and all interests, restrictions, exceptions, instruments, agreements, burdens and encumbrances, if any, which are of record in the state and county above named, which burden or affect the properties, rights or interests herein assigned other than as may have been created by Assignor.

To have and to hold the same unto the said Assignee, its successors and assigns, according to the terms and conditions of said Leases, the said Assignee to perform all of such conditions and covenants thereof as to the interest herein assigned. Assignor does hereby agree to warrant and defend title to the interest conveyed herein against the claims and demands of all persons whomsoever claiming or attempting to claim the same by, through or under Assignor, but not otherwise.

3) **ASSIGNMENT #09-3529**:

Entitled: Assignment of Oil and Gas Leases

Assignor: Piper Services Corporation

Assignee: Presidium Midwest, LC

Executed: August 13, 2009

Recorded: August 18, 2009, as Instrument #200900003529

Conveyance: 100% working interest in the following Operative Leases:

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lessor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lessor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

Other Provisions: This Assignment is made subject to a proportionate part of the terms, provisions, covenants and royalties set forth in the Leases and to any and all interests, restrictions, exceptions, instruments, agreements, burdens and encumbrances, if any, which are of record in the state and county above named, which burden or affect the properties, rights or interests herein assigned other than as may have been created by Assignor.

To have and to hold the same unto the said Assignee, its successors and assigns, according to the terms and conditions of said Leases, the said Assignee to perform all of such conditions and covenants thereof as to the interest herein assigned. Assignor does hereby agree to warrant and defend title to the interest conveyed herein against the claims and demands of all persons whomsoever claiming or attempting to claim the same by, through or under Assignor, but not otherwise.

4) **ASSIGNMENT #09-0649:**

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: Presidium Midwest, LC

Assignee: Aurora Oil & Gas Corporation

Executed: February 2, 2009

Recorded: February 19, 2009, as Instrument #200900000649

Conveyance: 100% working interest in the following Operative Lease, limited to the New Albany Shale Formation only:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: This Assignment is made subject to the terms and provisions of that certain unrecorded Letter Agreement dated February 20, 2008, between Aurora Oil & Gas Corporation and Presidium Energy, LC, and subject to the terms and conditions of the Subject Lease. This Assignment is made without warranty of title, express or implied. The terms and provisions of this Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

5) **ASSIGNMENT #09-0829:**

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: Presidium Midwest, LC

Assignee: Aurora Oil & Gas Corporation

Executed: February 9, 2009

Recorded: March 2, 2009, as Instrument #200900000829

Conveyance: 100% working interest in the following Operative Lease, limited to the New Albany Shale Formation only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: This Assignment is made subject to the terms and provisions of that certain unrecorded Letter Agreement dated February 20, 2008, between Aurora Oil & Gas Corporation and Presidium Energy, LC, and subject to the terms and conditions of the Subject Lease. This Assignment is made without warranty of title, express or implied. The terms and provisions of this Assignment shall be binding on and inure

to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

6) **ASSIGNMENT #09-2128:**

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Aurora Oil & Gas Corporation

Executed: May 8, 2009

Recorded: May 26, 2009, as Instrument #200900002128

Conveyance: 30% working interest in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Farmout Agreements dated February 20, 2008, and Amendment to said Farmout Agreement dated December 19, 2008, with Assignee covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

This Assignment shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

7) **ASSIGNMENT #09-2206**:

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Steven Kohler

Executed: May 8, 2009

Recorded: May 29, 2009, as Instrument #200900002206

Conveyance: 2% working interest in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

8) **ASSIGNMENT #09-2207:**

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Vision Corps, LLC

Executed: May 8, 2009

Recorded: May 29, 2009, as Instrument #200900002207

Conveyance: 3.5% working interest (carried to the point of production on any well drilled) in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

9) **ASSIGNMENT #09-2208**:

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Nathan A. Low

Executed: May 8, 2009

Recorded: May 29, 2009, as Instrument #200900002208

Conveyance: 3.5% overriding royalty interest in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

NOTE #1: See Assignment #10-1810 and Assignment #14-0123. Pursuant to agreement, Nathan A. Low was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to

Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy working interest bears the 3.5% overriding royalty interest conveyed to Nathan A. Low, currently owned by Halifax Financial Group, LP.

Cost Provisions: The Assignment does not contain provisions that specifically relate to how costs shall be borne between the various interest owners.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Low covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

10) **ASSIGNMENT #09-3442:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Presidium Midwest, LC

Assignee: Plum Tree Realty Holdings, LLC

Executed: July 30, 2009

Recorded: August 12, 2009, as Instrument #200900003442

Conveyance: 2.5% overriding royalty interest in the following Operative Lease:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

NOTE #2: See Assignment #09-4714. Per agreement, Plum Tree Realty Holdings, LLC was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519,

Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record.

Cost Provisions: The overriding royalty interest assigned shall be free and clear of any and all costs and expenses whatsoever, including but not limited to all costs and expenses of drilling, completing, equipping and operating wells drilled pursuant to the oil and gas leases set out on Exhibit A, all costs and expenses of treating, compressing, transporting and marketing the oil and/or gas produced, and free and clear of all fees and taxes of any nature.

Other Provisions: The overriding royalty interest herein assigned shall apply to any lease renewal extension or similar agreement acquired by or entered into with the Assignor or its successor and assigns, within one year after the expiration of any Oil and Gas Lease herein assigned.

11) **ASSIGNMENT #09-4714:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Presidium Midwest, LC

Assignee: Plum Tree Realty Holdings, LLC

Executed: September 26, 2009, effective as of September 28, 2009

Recorded: November 6, 2009, as Instrument #200900004714

Conveyance: 4% overriding royalty interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

NOTE #3: See Assignment #09-3442. Per agreement, Plum Tree Realty Holdings, LLC was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record.

Cost Provisions: The overriding royalty interest assigned shall be free and clear of any and all costs and expenses whatsoever, including but not limited to all costs and expenses of drilling, completing, equipping and operating wells drilled pursuant to the oil and gas leases set out on Exhibit A, all costs and expenses of treating, compressing, transporting and marketing the oil and/or gas produced, and free and clear of all fees and taxes of any nature.

Other Provisions: The overriding royalty interest herein assigned shall apply to any lease renewal extension or similar agreement acquired by or entered into with the Assignor or its successor and assigns, within one year after the expiration of any Oil and Gas Lease herein assigned.

Assignor represents and warrants that Assignor has good and marketable title to the oil and gas leases assigned, free and clear of all liens, security interests and encumbrances, except the security interest granted to the Assignee therein. Assignor will warrant and forever defend title to the overriding royalty interest herein conveyed to Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof.

12) **ASSIGNMENT #09-4733**:

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Aurora Oil & Gas Corporation

Executed: October 8, 2009

Recorded: November 9, 2009, as Instrument #200900004733

Conveyance: 30% working interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Farmout Agreement dated February 20, 2008, and Amendment to said Farmout Agreement dated December 19, 2008, with "Aurora," covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreement and this Assignment shall be resolved in favor of the said Agreement.

13) **ASSIGNMENT #09-4735:**

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Vision Corps, LLC

Executed: October 9, 2009

Recorded: November 10, 2009, as Instrument #200900004735

Conveyance: 3.5% working interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

NOTE #4: The Consulting Agreement dated July 1, 2008, provides that Presidium Energy, LC will carry the Vision Corps, LLC working interest to the point of production.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

14) **ASSIGNMENT #09-4732:**

Entitled: Memorandum of Assignment of Interest

Assignor: Presidium Midwest, LC

Assignee: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: October 19, 2009

Recorded: November 9, 2009, as Instrument #200900004732

Conveyance: 2% working interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreement and this Assignment shall be resolved in favor of the said Agreement.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

15) **AGREEMENT #10-0058:**

Entitled: Ratification of Assignment of Overriding Royalty Interest

Parties: Vision Corps, LLC

Executed: December 10, 2009

Recorded: January 11, 2010, as Instrument #201000000058

Conveyance: It was agreed that the Vision Corps working interest shall be burdened by its proportionate share of the overriding royalty interest conveyed to Plum Tree Realty Holdings, LLC in the following Assignments:

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

  Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in the following Operative Lease:

  Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Vision. Any conflict between the terms and conditions of the said Agreements and this Ratification shall be resolved in favor of the said Agreements.

16) **ASSIGNMENT #10-2309:**

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: NorthStar Energy, LLC, formerly Aurora Oil & Gas Corporation

Executed: December 21, 2009

Recorded: July 16, 2010, as Instrument #201000002309

Conveyance: 100% working interest in the following Operative Leases, limited to the New Albany Shale Formation only:

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

NOTE #5: Lease #11-4115 and Lease #10-0499 are not similarly assigned. No curative action is required due to the fact that this Opinion does not pertain to the New Albany Shale Formation.

Other Provisions: This Assignment is made subject to the terms and provisions of that certain unrecorded Letter Agreement dated February 20, 2008, between Aurora Oil & Gas Corporation and Presidium Energy, LC, and subject to the terms and conditions of the Subject Leases. This Assignment is made without warranty of title, express or implied. The terms and provisions of this Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

17) **AGREEMENT #10-0057:**

Entitled: Ratification of Assignment of Overriding Royalty Interest

Parties: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: December 22, 2009

Recorded: January 11, 2010, as Instrument #201000000057

Conveyance: It was agreed that the Kohler working interest shall be burdened by its proportionate share of the overriding royalty interest conveyed to Plum Tree Realty Holdings, LLC in the following Assignments:

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in the following Operative Lease, limited to Tract 17-01(A) and Tract 17-01(B) only:

  Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in the following Operative Lease:

  Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Kohler. Any conflict between

the terms and conditions of the said Agreements and this Ratification shall be resolved in favor of the said Agreements.

18) **AGREEMENT #10-1530**:

Entitled: Stipulation of Interest and Cross-Conveyance

Parties: Adler Energy, LC and Plum Tree Realty Holding, LLC

Executed: April 27, 2010, effective as of March 1, 2010

Recorded: May 17, 2010, as Instrument #201000001530

Conveyance: 3.5% blended overriding royalty interest in the Thomas Unit to replace the 2% and 4% overriding royalty interests conveyed to Plum Tree Realty Holdings, LLC in the following Assignments:

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in the following Operative Lease:

  Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in the following Operative Lease:

  Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: Should Adler be required to temporarily produce the wells located on the Thomas Pooled Unit separately, or in more than one Declaration of Pooled Unit, or some other configuration, in order to accommodate one or several of Adler's working interest partners, or other operational requirements, this Stipulation of Interest and Cross Conveyance shall still be effective in all regards.

19) **ASSIGNMENT #10-2602:**

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: NorthStar Energy, LLC, formerly Aurora Oil & Gas Corporation, successor in merger with Aurora Energy, Ltd.

Assignee: Adler Energy, LC, formerly Presidium Midwest, LC

Executed: June 16, 2010, effective as of March 1, 2010

Recorded: August 4, 2010, as Instrument #201000002602

Conveyance: All of the Assignor's working interest (being a 30% working interest) in the following Operative Leases, limited to all formations except the New Albany Shale Formation and the Macquoketa Shale Formation and limited to Tract 17-01(A), Tract 17-01(B), Tract 17-02(A) and Tract 17-02(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #2008000044205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: This Assignment is made subject to the terms and provisions of the referenced Leases. This Assignment is made without warranty of title, express or implied.

This Assignment is effective March 1, 2010 and is made subject to the terms and provisions of that certain Exchange Agreement effective March 1, 2010 between Assignor and Assignee.

This Assignment shall extend to and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors, and assigns.

Compliance with laws, release, and indemnity.

1. Assignee shall comply with all valid local, state, and federal laws, rules and regulations, including, but not limited to those directed at protecting human health and the environment, such as (by way of example and not limitation and including all amendments) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Water Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, and the Clean Air Act.

2. Assignee acknowledges that the land subject to this Assignment has been used for oil and gas operations in the past. Assignee agrees that this Assignment is on an “AS IS” basis.

3. Assignee shall release, defend, indemnify and hold Assignor harmless from any and all damages, expenses (including court costs and attorney’s fees), civil fines, penalties and other costs and liabilities (collectively referred to as “claims”) arising, asserted, commenced or made on or after the effective date of this Assignment that result from Assignee’s acts or omissions (or those of other parties on Assignee’s behalf) in carrying out operations under this Assignment or on the assigned premises. The above claims shall include, but not be limited to, those asserted or brought by any party (including, without limitation, Assignee’s or Assignor’s employees, contractors, any landowners or individuals, local, state, or federal governmental bodies or agencies for death, personal injury, damage to property or natural resources, and/or failure to comply with the express or implied terms of an oil and gas lease, such claims shall also include, but not be limited to, any that arise out of the acts or omissions of Assignee (and those of other parties on Assignee’s behalf) (a) in the plugging and abandoning of or the failure to plug and abandon any wells on the lands included in the assigned premises or that damage, affect, or otherwise interfere with the well bore of any plugged and abandoned well on the lands included in the assigned premises (whether plugged and abandoned prior to or after the effective

date of this assignment) or (b) the removal of or failure to remove any pipeline or other facilities, or (c) on account of the presence of, disposal, release of any material of any kind in, on or under the lands included in the assigned premises (whether or not such material was present prior to the effective date of this Assignment) the terms of this indemnity shall apply notwithstanding the strict liability, concurrent negligence, or fault of Assignor or any party or parties.

20) **ASSIGNMENT #10-3941**:

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: NorthStar Energy, LLC, formerly Aurora Oil & Gas Corporation

Executed: June 16, 2010, effective as of March 1, 2010

Recorded: November 5, 2010, as Instrument #201000003941

Conveyance: 10% overriding royalty interest in the following Operative Leases:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

Cost Provisions: The overriding royalty interest conveyed shall be free and clear of all expenses, charges and post-production costs, except that NorthStar Energy, LLC will bear its proportionate share of production taxes.

Other Provisions: This Assignment is made subject to the terms and provisions of that certain unrecorded Letter Agreement dated February 20, 2008, between Aurora Oil & Gas Corporation and Presidium Energy, LC, and subject to the terms and conditions of the Subject Leases. This Assignment is made without warranty of title, express or implied. The terms and provisions of this Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

21) **ASSIGNMENT #10-1694:**

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC

Assignee: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: May 26, 2010

Recorded: June 1, 2010, as Instrument #201000001694

Conveyance: 2% working interest in the following Operative Lease, limited to Tract 18-22(A) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

22) **ASSIGNMENT #10-1695:**

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC

Assignee: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: May 26, 2010

Recorded: June 1, 2010, as Instrument #201000001695

Conveyance: 2% working interest in the following Operative Lease, limited to Tract 17-02(A) only:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

NOTE #6: Assignment #09-4732 between the same parties previously conveyed a 2% working interest in Tract 17-02(A), causing this Assignment to be duplicative. No curative action is required.

Other Provisions: The interest assigned hereby is subject to the terms and provisions of the Leases and those certain unrecorded agreements with "Kohler" covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

23) **ASSIGNMENT #10-1810:**

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: Nathan A. Low

Executed: June 4, 2010

Recorded: June 9, 2010, as Instrument #201000001810

Conveyance: 3.5% overriding royalty interest in the following Operative Lease, limited to Tract 18-22(A) and Tract 18-22(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

NOTE #7: See Assignment #09-2208 and Assignment #14-0123. Per agreement, Nathan A. Low was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy working interest bears the overriding royalty interest conveyed to Nathan A. Low, currently owned by Halifax Financial Group, LP.

Cost Provisions: The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Low covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict

between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

24) **ASSIGNMENT #10-1811**:

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: Vision Corps, LLC

Executed: June 4, 2010

Recorded: June 9, 2010, as Instrument #201000001811

Conveyance: 3.5% working interest (carried to the point of production on any well drilled) in the following Operative Lease, limited to Tract 18-22(A) and Tract 18-22(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205 which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

25) **ASSIGNMENT #10-1812**:

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: Steven Kohler

Executed: June 4, 2010

Recorded: June 9, 2010, as Instrument #201000001812

Conveyance: 2% working interest in the following Operative Lease, limited to Tract 18-22(A) and Tract 18-22(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

NOTE #8: Assignment #10-1694 between the same parties previously conveyed a 2% working interest in Tract 18-22(A), causing this Assignment to be duplicative. No curative action is required.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

26) **AGREEMENT #10-1814:**

Entitled: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Agreement #10-0057)

Parties: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: June 8, 2010

Recorded: June 9, 2010, as Instrument #201000001814

Conveyance: It was agreed that the Kohler working interest shall be burdened by its proportionate share of the overriding royalty interest conveyed to Plum Tree Realty Holdings, LLC in the following Assignments:

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in the following Operative Lease, limited to Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B) only:

  Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

  NOTE #9: Agreement #10-1814 does not describe Tract 17-01(A) covered by Lease #08-4205. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Steven and Carol Kohler confirmed in prior Division Orders that their working interest is burdened by their proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in relation to all land covered by Lease #08-4205.

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in the following Operative Lease:

  Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: That Presidium Midwest, LC, a Michigan Limited Liability Company, now known as Adler Energy, LC, as Assignor, previously conveyed to Steven P. Kohler, an individual, and/or Steven P. Kohler and Carol L. Kohler, husband and wife, as Assignee, an undivided 2% working

interest in the Thomas Pooled Unit, as it relates to the following described land, covered by those certain Oil and Gas Leases recorded as Instrument #200800004205 and Instrument #200800004519, in the Office of the Recorder of Clay County, Indiana:

The South Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12, Range 6 West, Clay County, Indiana, containing 20 acres, more or less.

The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, Clay County, Indiana, containing 40 acres, more or less.

The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, Clay County, Indiana, containing 40 acres, more or less.

That for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations paid by Adler Energy, LC, the undersigned do herby ratify, adopt, confirm, and join the following described Assignments of Overriding Royalty Interest, together with any amendments, corrections and/or additions thereto, between Presidium Midwest, LC, as Assignor, and Plum Tree Realty Holdings, LLC, of 109 E. Front Street, Suite 300, Traverse City, Michigan 49684, as Assignee:

1. Assignment dated July 30, 2009, recorded as Instrument #200900003442, in the Office of the Recorder of Clay County, Indiana.

2. Assignment dated September 26, 2009, recorded as Instrument #200900004714, in the Office of the Recorder of Clay County, Indiana.

The undersigned hereby acknowledge, recognize, accept and confirm that upon the terms, conditions and provisions stated herein, their assigned working interest in all of the real property described above is burdened by its proportionate share, including after acquired interests, of said overriding royalty interest conveyed to Plum Tree Realty Holdings, LLC. Further, that said burden shall apply to the assigns and successors in interest of the undersigned.

The interest assigned hereby is subject to the terms and provision of the above described Leases and those certain unrecorded Agreements by and between Assignor and "Kohler", covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict

between the terms and conditions of the said Agreements and this Corrective Ratification shall be resolved in favor of the said Agreements.

27) **AGREEMENT #10-1815:**

Entitled: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Agreement #10-0058)

Parties: Vision Corps, LLC, by Thomas W. Tucker, Manager

Executed: June 8, 2010

Recorded: June 9, 2010, as Instrument #201000001815

Conveyance: It was agreed that the Vision Corps working interest shall be burdened by its proportionate share of the overriding royalty interest conveyed to Plum Tree Realty Holdings, LLC in the following Assignments:

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in the following Operative Lease, limited to Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B) only:

  Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

  NOTE #10: Agreement #10-1815 does not describe Tract 17-01(A) covered by Lease #08-4205. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Vision Corps, LLC confirmed in prior Division Orders that its working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in relation to all land covered by Lease #08-4205.

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in the following Operative Lease:

  Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Vision. Any conflict between the terms and conditions of the said Agreements and this Ratification shall be resolved in favor of the said Agreements.

28) **AGREEMENT #10-1943:**

Entitled: Ratification of Assignment of Overriding Royalty Interest

Parties: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: June 12, 2010

Recorded: June 21, 2010, as Instrument #201000001943

Ratified: Exchange Agreement between NorthStar Energy, LLC (formerly Aurora Oil & Gas Corporation) and Adler Energy, LC (formerly Presidium Midwest, LC and Presidium Energy, LC), dated June 8, 2010, effective as of March 1, 2010, which covered the following Operative Leases, limited to Tract 17-01(B), Tract 17-02(A), Tract 17-02(B), Tract 18-22(A) and Tract 18-22(B):

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

  NOTE #11: Agreement #10-1943 does not describe Tract 17-01(A) covered by Lease #08-4205 nor does it cover Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Steven and Carol Kohler confirmed in prior Division Orders that their working interest is burdened by their proportionate share of the NorthStar Energy, LLC overriding royalty interest in relation to the entire Pooled Unit.

Other Provisions:

NorthStar Energy, LLC will assign all of its working interest in the Thomas Field to Adler, excluding the interests in the New Albany Shale Formation and excluding the Macquoketa Shale Formation, both of which shall be retained by NorthStar Energy, LLC.

Adler will assign a 10% overriding royalty interest in the Thomas Field to NorthStar Energy, LLC, as to all formations excluding the New Albany Shale and the Macquoketa Shale. The overriding royalty interest shall be free and clear of all expenses, charges and post-production costs, except that NorthStar Energy, LLC will bear its proportionate share of production taxes.

That for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations paid by Adler, the undersigned does herby ratify, adopt, confirm and join that certain Exchange Agreement, together with any amendments, corrections and/or additions thereto, by and between NorthStar Energy, LLC, formerly known as Aurora Oil & Gas Corporation (hereinafter "NorthStar") and Adler, effective as of March 1, 2010, wherein the parties agreed that NorthStar will assign all of its working interest in the Thomas Pooled Unit to Adler, excluding its interests in the New Albany Shale Formation and the Macquoketa Shale Formation, both of which shall be retained by NorthStar, and further that Adler will assign a 10% overriding royalty interest in the Thomas Pooled Unit to NorthStar, as to all formations excluding the New Albany Shale Formation and the Macquoketa Shale Formation. The overriding royalty interest shall be free and clear of all expenses, charges and post-production costs,

except that NorthStar will bear its proportionate share of production taxes.

The undersigned does hereby acknowledge, recognize, accept and confirm that upon the terms, conditions and provisions stated herein, its assigned working interest in all of the real property described above is burdened by its proportionate share, including after acquired interests, of said overriding royalty interest conveyed to NorthStar. Further, that said burden shall apply to the assigns and successors in interest of the undersigned.

The interest assigned hereby is subject to the terms and provision of the above described Leases and those certain unrecorded Agreements by and between Assignor and "Kohler" covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict between the terms and conditions of the said Agreements and this Corrective Ratification shall be resolved in favor of the said Agreements.

29) **AGREEMENT #10-1944:**

Entitled: Ratification of Assignment of Overriding Royalty Interest

Parties: Vision Corps, LLC, by Thomas W. Tucker, Manager

Executed: June 12, 2010

Recorded: June 21, 2010, as Instrument #201000001944

Ratified: Exchange Agreement between NorthStar Energy, LLC (formerly Aurora Oil & Gas Corporation) and Adler Energy, LC (formerly Presidium Midwest, LC and Presidium Energy, LC), dated June 8, 2010, effective as of March 1, 2010, which covered the following Operative Leases, limited to Tract 17-01(B), Tract 17-02(A), Tract 17-02(B), Tract 18-22(A) and Tract 18-22(B):

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

  NOTE #12: Agreement #10-1944 does not describe Tract 17-01(A) covered by Lease #08-4205 nor does it cover Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Vision Corps, LLC confirmed in prior Division Orders that its working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in relation to the entire Pooled Unit.

Other Provisions: NorthStar Energy, LLC will assign all of its working interest in the Thomas Field to Adler, excluding the interests in the New Albany Shale Formation and excluding the Macquoketa Shale Formation, both of which shall be retained by NorthStar Energy, LLC.

Adler will assign a 10% overriding royalty interest in the Thomas Field to NorthStar Energy, LLC, as to all formations excluding the New Albany Shale and the Macquoketa Shale. The overriding royalty interest shall be free and clear of all expenses, charges and post-production costs, except that NorthStar Energy, LLC will bear its proportionate share of production taxes.

That for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations paid by Adler, the undersigned does herby ratify, adopt, confirm and join that certain Exchange Agreement, together with any amendments, corrections and/or additions thereto, by and between NorthStar Energy, LLC, formerly known as Aurora Oil & Gas Corporation (hereinafter "NorthStar") and Adler, effective as of March 1, 2010, wherein the parties agreed that NorthStar will assign all of its working interest in the Thomas Pooled Unit to Adler, excluding its interests in the New Albany Shale Formation and the Macquoketa Shale Formation, both of which shall be retained by NorthStar, and further that Adler will assign a 10% overriding royalty interest in the Thomas Pooled Unit to NorthStar, as to all formations excluding the New Albany Shale Formation and the Macquoketa Shale Formation. The overriding royalty interest shall be free and clear of all expenses, charges and post-production costs, except that NorthStar will bear its proportionate share of production taxes.

The undersigned does hereby acknowledge, recognize, accept and confirm that upon the terms, conditions and provisions stated herein, its assigned working interest in all of the real property described above is burdened by its proportionate share, including after acquired interests, of said overriding royalty interest conveyed to NorthStar. Further, that said burden shall apply to the assigns and successors in interest of the undersigned.

The interest assigned hereby is subject to the terms and provision of the above described Leases and those certain unrecorded Agreements by and between Assignor and "Vision Corps," covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict between the terms and conditions of the said Agreements and this Corrective Ratification shall be resolved in favor of the said Agreements.

30) **ASSIGNMENT #12-1243:**

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC

Assignee: Steven P. Kohler and Carol L. Kohler, husband and wife

Executed: March 28, 2012

Recorded: March 29, 2012, as Instrument #201200001243

Conveyance: 2% carried working interest in the following Operative Leases:

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #11-4115: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #20110004115, which covers Tract 18-01 and Tract 18-07.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

- Lease #10-0499: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Kohler covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

31) **ASSIGNMENT #12-1244:**

Entitled: Memorandum of Assignment of Interest

Assignor: Adler Energy, LC

Assignee: Vision Corps, LLC

Executed: March 28, 2012

Recorded: March 29, 2012, as Instrument #201200001244

Conveyance: 3.5% working interest (carried to the point of production on any well drilled) in the following Operative Leases:

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #11-4115: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-01 and Tract 18-07.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

- Lease #10-0499: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Vision covering and affecting certain leasehold acreage located in Clay County, Indiana, by and between Assignor and Assignee. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

32) **<u>ASSIGNMENT #12-1245</u>:**

Entitled: Partial Assignment of Oil and Gas Leases

Assignor: Adler Energy, LC, formerly Presidium Midwest, LC

Assignee: NorthStar Energy, LLC, formerly Aurora Oil & Gas Corporation, successor in merger with Aurora Energy, Ltd

Executed: March 28, 2012

Recorded: March 29, 2012, as Instrument #201200001245

Conveyance: 10% overriding royalty interest in the following Operative Leases:

- <u>Lease #11-4115</u>: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-01 and Tract 18-07.

- <u>Lease #10-0499</u>: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

Cost Provisions: The overriding royalty interest conveyed shall be free and clear of all expenses, charges and post-production costs, except that NorthStar Energy, LLC will bear its proportionate share of production taxes.

Other Provisions: This Assignment is made subject to the terms and provisions of that certain Exchange Agreement effective March 1, 2010, between Assignor and Assignee and subject to the terms and conditions of the Subject Leases. This Assignment is made without warranty of title, express or implied. The terms and provisions of this Assignment shall extent to and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

33) **<u>ASSIGNMENT #12-1802</u>:**

Entitled: Memorandum of Assignment of Interest

Assignor: Vision Corps, LLC

Assignee: Ranatassee Resources, LLC

Executed: April 24, 2012

Recorded: May 11, 2012, as Instrument #201200001802

Conveyance: 1.33% working interest (carried to the point of production on any well drilled) in all of the Operative Leases.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements between Assignor and Adler Energy, LC covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

This Assignment shall extend to and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

34) **ASSIGNMENT #12-1803:**

Entitled: Memorandum of Assignment of Interest

Assignor: Vision Corps, LLC

Assignee: Corona Resources, LLC

Executed: April 27, 2012

Recorded: May 11, 2012, as Instrument #201200001803

Conveyance: 1.33% working interest (carried to the point of production on any well drilled) in all of the Operative Leases.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements between Assignor and Adler Energy, LC covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

This Assignment shall extend to and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

35) **ASSIGNMENT #12-1804**:

Entitled: Memorandum of Assignment of Interest

Assignor: Vision Corps, LLC

Assignee: Thomas W. Tucker

Executed: April 27, 2012

Recorded: May 11, 2012, as Instrument #201200001804

Conveyance: 1.34% working interest (carried to the point of production on any well drilled) in all of the Operative Leases.

Other Provisions: The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements between Assignor and Adler Energy, LC covering and affecting certain leasehold acreage located in Clay County, Indiana. Any conflict between the terms and conditions of the said Agreements and this Assignment shall be resolved in favor of the said Agreements.

This Assignment is made without warranty of title, either expressed or implied except as to the conveyances or encumbrances by, through or under Assignor, but not otherwise.

This Assignment shall extend to and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

36) **ASSIGNMENT #14-0123**:

Entitled: Assignment of Overriding Royalty Interest

Assignor: Presidium Midwest, LC

Assignee: Nathan A. Low

Executed: April 22, 2009

Recorded: January 15, 2014, as Instrument #201400000123

Conveyance: 3.5% overriding royalty interest in the following Operative Lease:

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

NOTE #13: See Assignment #09-2208 and Assignment #10-1810. Per agreement, Nathan A. Low was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy working interest bears the overriding royalty interest conveyed to Nathan A. Low, currently owned by Halifax Financial Group, LP.

Cost Provisions: The Assignment does not contain provisions that specifically relate to how costs shall be borne between the various ownership interests.

Other Provisions: "This Assignment is subject to the terms and provisions of that certain unrecorded Letter Agreement dated May 13, 2008, between Nathan Low and Presidium Energy, LC, and subject to the terms and conditions of those leases described on Exhibit A. The intent of this agreement is to reserve in each lease funded by Assignee and listed on Exhibit A, attached hereto, an ORRI equal to 5%. However, the ORRI is proportionately reduced per the initial net working interest of Presidium Energy and Presidium Midwest, which is 70%. Said 5% ORRI, shall not be a burden on other working interest as the date written above nor shall there be any ORRI burden on subsequently acquired working interest by Assignor." (Paragraph #3)

"This Assignment is made without warranty of title, either express or implied. The terms and provisions of this Assignment shall be binding upon and insure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns." (Paragraph #4)

37) **ASSIGNMENT #14-0167:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Nathan Low

Assignee: Halifax Financial Group, LP

Executed: January 14, 2014, effective as of February 1, 2014

Recorded: January 17, 2014, as Instrument #201400000167

Conveyance: 3.5% overriding royalty interest in the following Operative Leases:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

"Assignor hereby transfers, conveys and assigns to Assignee all of Assignor's permanent overriding royalty interests he has or may be entitled to in Clay County, Indiana, by virtue of an Assignment of Overriding Royalty Interest dated April 22, 2008, recorded on January 15, 2014, as Instrument Number 201400000123 by and between Presidium Midwest, LC, a Michigan limited liability company, and Nathan Low and his 3.5% overriding royalty interest (ORRI) in the Thomas Pooled Unit as it relates to the following described land:" (Paragraph #2)

Section 17 in the Northwest Quarter of the Northwest Quarter; Section 17 in the Southwest Quarter of the Northwest Quarter; Section 18 in the Northeast Quarter of the Northeast Quarter; and Section 18 in the North Half of the Southeast Quarter of the Northeast Quarter, all in Township 12 North, Range 6 West, Clay County, Indiana, containing 140 acres. Limited to production obtained from all formations except the New Albany Shale and Macquoketa Shale. (Paragraph #3)

NOTE #14: Prior to this Assignment and per agreement, the Assignor owned an overriding royalty interest in only the 120 acres described below, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy, LC working interest bears the overriding royalty interest currently owned by Halifax Financial Group, LP.

- *The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West,*
- *The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West*
- *The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West*

Nathan A. Low did not own an overriding royalty interest in the following described land:

- *The North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West*

Cost Provisions: The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.

Other Provisions: "The terms and provisions of this Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns." (Paragraph #4)

38) **ASSIGNMENT #14-3474:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Adler Energy, LC

Assignee: Sinostar Investments, LLC

Executed: January 31, 2014, effective as of February 2, 2014

Recorded: November 20, 2014, as Instrument #201400003474

Conveyance: 1.5% overriding royalty interest in all of the Operative Leases.

Cost Provisions: The overriding royalty interest "shall be free of any and all production and post-production costs of any kind or nature, including the costs of development, separation, treatment, compression, transportation, and marketing, and shall also be free of any severance or production taxes." (Paragraph #2)

Other Provisions: "The interest assigned is subject to the terms and provisions of the Leases and those certain unrecorded Agreements with Sinostar, including the Loan Agreement dated December 19, 2012, between Adler and Sinostar Investments GmbH, which Sinostar Investments GmbH subsequently assigned to Sinostar on December 20, 2012 (the "Agreements"), covering and affecting certain of Assignor's leasehold interests located in Clay County, Indiana. Any conflict between the terms and conditions of the Agreements and this Assignment shall be resolved in favor of the Agreements." (Paragraph #3)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #4)

"This Assignment is to apply to any and all extensions or renewals of the Leases described on Exhibit A, and shall also be subject to the Agreements. If the Assignor's interest in the leasehold interests listed in Exhibit A is less than the entire interest, then the ORRI herein described shall be reduced accordingly." (Paragraph #5)

"Development of, and operations on the premises, if any, and the extent and character thereof, as well as the preservation or forfeiture of the leasehold, shall be solely at the will of the Assignor, or its successors or assigns, and, upon termination of the Leases, for any cause whatsoever, there shall be no further liability on the part of Assignor." (Paragraph #6)

"This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns." (Paragraph #7)

39) **ASSIGNMENT #14-3475:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Adler Energy, LC

Assignee: Primecap Energy, LLC

Executed: January 31, 2014, effective as of February 2, 2014

Recorded: November 20, 2014, as Instrument #201400003475

Conveyance: 3.75% overriding royalty interest in all of the Operative Leases.

Cost Provisions: The overriding royalty interest "shall be free of any and all production and post-production costs of any kind or nature, including the costs of development, separation, treatment, compression, transportation, and marketing, and shall also be free of any severance or production taxes." (Paragraph #2)

Other Provisions: "The interest assigned is subject to the terms and provisions of the Leases and those unrecorded Agreements with Sinostar, including the Loan Agreement dated December 19, 2012, between Adler and Primecap, covering and affecting certain of Assignor's leasehold interests located in Clay County, Indiana." (Paragraph #3)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #4)

"This Assignment is to apply to any and all extensions or renewals of the Leases described on Exhibit A, and shall also be subject to the Agreements. If the Assignor's interest in the leasehold interests listed in Exhibit A is less than the entire interest, then the ORRI herein described shall be reduced accordingly." (Paragraph #5)

"Development of, and operations on the premises, if any, and the extent and character thereof, as well as the preservation or forfeiture of the leasehold, shall be solely at the will of the Assignor, or its successors or assigns, and, upon termination of the Leases, for any cause whatsoever, there shall be no further liability on the part of Assignor." (Paragraph #6)

"This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns." (Paragraph #7)

40) **ASSIGNMENT #14-2414:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Primecap Energy, LLC

Assignee: Sinostar Investments, LLC

Executed: July 15, 2014

Recorded: August 11, 2014, as Instrument #201400002414

Conveyance: 1.875% overriding royalty interest (out of Assignor's 3.75%) in all of the Operative Leases.

Cost Provisions: The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.

Other Provisions: "Assignor saves and excepts any and all sums, production, adjustments of production, unpaid proceeds owed Assignor accruing prior to the Effective Date of this Assignment, and any and all payments owed Assignor under any other agreements, as set out below, to which this assignment is made subject including but not limited to production in the tanks above the pipeline connection on the Effective Date hereof." (Paragraph #4)

"This Assignment is accepted by the Assignee subject to the terms and conditions of the Leases, assignments, operating agreements, permits, rights-of-way, licenses, easements, options, orders, product purchase and sale contracts, gas processing agreements, gas gathering agreements, or any other agreements or contracts attributable to, affecting, or otherwise relating to the Royalty and/or Overriding Royalty Interest." (Paragraph #5)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #6)

"The Royalty herein assigned and conveyed shall be subject to its proportionate share of all severance, production, ad valorem and any and all other taxes (collectively, Taxes) now or hereafter applicable to the Royalty. Assignee hereby agrees to pay and solely bear all Taxes applicable to and accruing to the Royalty on and after the Effective Date." (Paragraph #7)

"This Assignment shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns." (Paragraph #8)

41) **ASSIGNMENT #14-2415:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Primecap Energy, LLC

Assignee: Bill Dement

Executed: July 15, 2014

Recorded: August 11, 2014, as Instrument #201400002415

Conveyance: 1.2225% overriding royalty interest (out of Assignor's 3.75%) in all of the Operative Leases.

Cost Provisions: The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.

Other Provisions: "Assignor saves and excepts any and all sums, production, adjustments of production, unpaid proceeds owed Assignor accruing prior to the Effective Date of this Assignment, and any and all payments owed Assignor under any other agreements, as set out below, to which this assignment is made subject including but not limited to production in the tanks above the pipeline connection on the Effective Date hereof." (Paragraph #4)

"This Assignment is accepted by the Assignee subject to the terms and conditions of the Leases, assignments, operating agreements, permits, rights-of-way, licenses, easements, options, orders, product purchase and sale contracts, gas processing agreements, gas gathering agreements, or any other agreements or contracts attributable to, affecting, or otherwise relating to the Royalty and/or Overriding Royalty Interest." (Paragraph #5)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #6)

"The Royalty herein assigned and conveyed shall be subject to its proportionate share of all severance, production, ad valorem and any and all other taxes (collectively, Taxes) now or hereafter applicable to the Royalty. Assignee hereby agrees to pay and solely bear all Taxes applicable to and accruing to the Royalty on and after the Effective Date." (Paragraph #7)

"This Assignment shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns." (Paragraph #8)

42) **<u>ASSIGNMENT #14-2416</u>:**

Entitled: Assignment of Overriding Royalty Interest

Assignor: Primecap Energy, LLC

Assignee: John Barnett

Executed: July 15, 2014

Recorded: August 11, 2014, as Instrument #201400002416

Conveyance: 0.32625% overriding royalty interest (out of Assignor's 3.75%) in all of the Operative Leases.

Cost Provisions: The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.

Other Provisions: "Assignor saves and excepts any and all sums, production, adjustments of production, unpaid proceeds owed Assignor accruing prior to the Effective Date of this Assignment, and any and all payments owed Assignor under any other agreements, as set out below, to which this assignment is made subject including but not limited to production in the tanks above the pipeline connection on the Effective Date hereof." (Paragraph #4)

"This Assignment is accepted by the Assignee subject to the terms and conditions of the Leases, assignments, operating agreements, permits, rights-of-way, licenses, easements, options, orders, product purchase and sale contracts, gas processing agreements, gas gathering agreements, or any other agreements or contracts attributable to, affecting, or otherwise relating to the Royalty and/or Overriding Royalty Interest." (Paragraph #5)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #6)

"The Royalty herein assigned and conveyed shall be subject to its proportionate share of all severance, production, ad valorem and any and all other taxes (collectively, Taxes) now or hereafter applicable to the Royalty. Assignee hereby agrees to pay and solely bear all Taxes applicable to and accruing to the Royalty on and after the Effective Date." (Paragraph #7)

"This Assignment shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns." (Paragraph #8)

43) **ASSIGNMENT #14-2417:**

Entitled: Assignment of Overriding Royalty Interest

Assignor:	Primecap Energy, LLC
Assignee:	Veridomus Immobilien Verwaltungs GmbH, Dyckhoffsweg 18
Executed:	July 15, 2014
Recorded:	August 11, 2014, as Instrument #201400002417
Conveyance:	0.32625% overriding royalty interest (out of Assignor's 3.75%) in all of the Operative Leases.
Cost Provisions:	The Assignment does not contain provisions specifically relating to how costs shall be borne between the various ownership interests.
Other Provisions:	"Assignor saves and excepts any and all sums, production, adjustments of production, unpaid proceeds owed Assignor accruing prior to the Effective Date of this Assignment, and any and all payments owed Assignor under any other agreements, as set out below, to which this assignment is made subject including but not limited to production in the tanks above the pipeline connection on the Effective Date hereof." (Paragraph #4)

"This Assignment is accepted by the Assignee subject to the terms and conditions of the Leases, assignments, operating agreements, permits, rights-of-way, licenses, easements, options, orders, product purchase and sale contracts, gas processing agreements, gas gathering agreements, or any other agreements or contracts attributable to, affecting, or otherwise relating to the Royalty and/or Overriding Royalty Interest." (Paragraph #5)

"This Assignment is made without warranty of title, either expressed or implied." (Paragraph #6)

"The Royalty herein assigned and conveyed shall be subject to its proportionate share of all severance, production, ad valorem and any and all other taxes (collectively, Taxes) now or hereafter applicable to the Royalty. Assignee hereby agrees to pay and solely bear all Taxes applicable to and accruing to the Royalty on and after the Effective Date." (Paragraph #7)

"This Assignment shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns." (Paragraph #8)

o **SECTION #6 - POOLING AND COMMUNITIZATION**

The Title Materials contain the voluntary pooling and communitization agreements described in this Opinion Section, which effectively incorporate all of the Operative Leases and all Subject Tracts into the Pooled Unit. Instruments are set forth below in chronological order according to the effective date or by the date of execution when no separate effective date is provided.

1) **INSTRUMENT #10-1564:**

Entitled: Declaration of Pooled Unit - Thomas Unit

Parties: Adler Energy, LC

Executed: May 20, 2010, effective as of March 1, 2010

Recorded: May 20, 2010, as Instrument #201000001564

Pooled Unit: "All formations located in Section 17 and Section 18, Township 12 North, Range 6 West, Clay County, Indiana, containing 100.00 acres, more or less, more particularly described on Exhibit "A" attached hereto." (Paragraph #1)

Section 17, Township 12 North, Range 6 West

S/2NW/4 NW/4 (Tract 17-01(B))
SW/4 NW/4 (Tract 17-02(A) and Tract 17-02(B))

Section 18, Township 12 North, Range 6 West

NE/4 NE/4 (Tract 18-22(A) and Tract 18-22(B))

NOTE #15: Declaration of Pooled Unit #10-1564 was subsequently modified by Amendment to Declaration of Pooled Unit #10-3171 and Second Amendment to Declaration of Pooled Unit #12-1319, described below.

Covering: The instrument covers the following Operative Leases, limited to Tract 17-01(B) Tract 17-02(A) and Tract 17-02(B):

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary /Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions:

"WHEREAS, Operator owns the Oil, Gas and Mineral Leases described on Exhibit "B" attached hereto ("Pooled Unit Leases"), which authorize Operator to pool, unitize or combine all or a portion of the leased premises with other lands or leases to form a single production unit by recording a pertinent written declaration in the Office of the Recorder of Clay County, Indiana; and" (Paragraph #2)

"WHEREAS, Operator herein combines and unitizes the Pooled Unit Leases, including all renewals, extensions, ratifications and amendments thereof, and the leased premises, together with the mineral and royalty estates therein, insofar as the Pooled Unit Leases cover the Pooled Unit, for the exploration, development and production of oil, gas and associated constituent hydrocarbons from a well or wells drilled on the Pooled Unit that are classified by the Indiana Department of Natural Resources as a gas well or oil well ("Pooled Substances")." (Paragraph #3)

"NOW, THEREFORE, in consideration of the mutual benefits contained herein, including the sharing of production in the manner herein described, Operator declares as follows:

(1) **Allocation.** All Pooled Substances shall be allocated to each parcel located within the Pooled Unit in proportion to the number of acres contained in the parcel compared to the total number of acres in the Pooled Unit. The share of production so allocated shall be considered for all purposes, including the payment of royalty, to be produced from such parcel under the terms of the Pooled Unit Leases.

(2) **Effect of Well**. Any well drilled on any part of the Pooled Unit for the discovery and production of Pooled Substances and all operations with respect to any such well shall be considered for

all purposes, except the payment of royalty, to be a well drilled and operations conducted under the terms of the Pooled Unit Leases.

(3) **Additional Interests**. In the event Operator, as of the effective date of this Declaration, owns any leasehold interest or mineral interest not described herein, but which cover lands within the Pooled Unit, said interest is hereby combined into the Pooled Unit. Further, if at any time a parcel or interest within the Pooled Unit is not properly pooled or unitized hereby, or is not otherwise committed to the Pooled Unit, such fact shall not terminate, impair or otherwise invalidate the Pooled Unit as to any interest pooled or unitized hereby or otherwise.

(4) **Amendment**. Operator expressly reserves the right to amend the terms of this Declaration and the right to modify the interests included in the Pooled Unit by altering, enlarging or extending the size or configuration of the Pooled Unit and/or adding Oil, Gas and Mineral Leases that cover interests in the Pooled Unit.

(5) **Governance**. This Declaration is subject to all laws, rules and regulations promulgated by governmental authorities having jurisdiction over the operations and matters described therein, notwithstanding anything to the contrary contained therein. If any part of this Declaration is declared invalid by any court or administrative agency, the remainder shall not be affected thereby.

(6) **Successors**. The terms of this Declaration shall constitute covenants running with the land located in the Pooled Unit and the leased premises set out in the Pooled Unit Leases and shall extend to, be binding upon and inure to the benefit of the respective heirs, representative, successors and assigns, as applicable, of Operator as well as the Lessors party to the Pooled Unit Leases.

(7) **Effective Date**. This Declaration shall be effective and the Pooled Unit shall be established as of March 1, 2010, and shall remain in force as long as Pooled Substances are produced from the Pooled Unit or as long as the Pooled Unit Leases are maintained in force and effect by payment or tender of shut-in royalties or by other means in accordance with the terms of the Pooled Unit Leases.

(8) **Dissolution**. Operator may terminate this Declaration and dissolve the Pooled Unit at any time prior to, or after, the discovery of Pooled Substances, or at any time after cessation of production by filing a pertinent instrument in the office of the Recorder of Clay County, Indiana." (Paragraph #4)

2) <u>INSTRUMENT #10-3171</u>:

Entitled: Amendment to Declaration of Pooled Unit - Thomas Unit

Parties: Adler Energy, LC

Executed: September 14, 2010

Recorded: September 14, 2010, as Instrument #201000003171

Pooled Unit: "Adler Energy, LC…through a Declaration of Pooled Unit dated May 20, 2010, recorded on May 20, 2010, in Book 113, Page 925, or Instrument #201000001564, established the Thomas Unit, comprised of all formations underlying 100 acres, more or less, located in Section 17 and Section 18, Township 12 North, Range 6 West, Clay County, Indiana, more particularly described therein ("Pooled Unit")." (Paragraph #1)

"WHEREAS, the Operator hereby amends and modifies the lands that comprise the Pooled Unit to include all of the lands described in Exhibit "A" attached hereto, containing 120 acres, more or less ("Amended Pooled Unit")." (Paragraph #2)

<u>Section 17, Township 12 North, Range 6 West</u>

NW/4 NW/4 (Tract 17-01(A) and Tract 17-01(B))
SW/4 NW/4 (Tract 17-02(A) and Tract 17-02(B))

<u>Section 18, Township 12 North, Range 6 West</u>

NE/4 NE/4 (Tract 18-22(A) and Tract 18-22(B))

Covering: The instrument covers the following Operative Leases:

- <u>Lease #08-4205</u>: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

Other Provisions: "WHEREAS, Operator owns the Oil, Gas and Mineral Leases described on Exhibit "B" attached hereto ("Pooled Unit Leases"), which authorize Operator to pool, unitize or combine all or a portion of the leased premises with other lands or leases to form a single production unit by recording a pertinent written declaration in the Office of the Recorder of Clay County, Indiana. The Pooled Unit Leases also allow the Operator to expand or reduce the Pooled Unit." (Paragraph #3)

"WHEREAS, Operator herein combines and unitizes the Pooled Unit Leases, including all renewals, extensions, ratifications and amendments thereof, and the leased premises, together with the mineral and royalty estates therein, insofar as the Pooled Unit Leases cover the Amended Pooled Unit, for the exploration, development and production of oil, gas and associated constituent hydrocarbons from a well or wells drilled on the Amended Pooled Unit that are classified by the Indiana Department of Natural Resources as a gas well or oil well ("Pooled Substances")." (Paragraph #4)

"WHEREAS, all other terms and conditions of the Declaration of Pooled Unit remain in place and are unchanged." (Paragraph #5)

3) INSTRUMENT #12-1319:

Entitled: Second Amendment to Declaration of Pooled Unit - Thomas Unit

Parties: Adler Energy, LC

Executed: April 3, 2012

Recorded: April 3, 2012, as Instrument #201200001319

Pooled Unit: "Adler Energy, LC…through a Declaration of Pooled Unit dated May 20, 2010, effective as of March 1, 2010, recorded on May 20, 2010, in Book 113, Page 925, or Instrument #201000001564, established the Thomas Unit, comprised of all formations underlying 100 acres, more or less, located in Section 17 and Section 18, Township 12 North,

Range 6 West, Clay County, Indiana, more particularly described therein ("Pooled Unit")." (Paragraph #1)

"WHEREAS, Operator, through an instrument entitled "Amendment to Declaration of Pooled Unit - Thomas Unit," dated September 14, 2010, recorded at Book 115, Page 2290, or Instrument #2010000003171, amended the lands that comprise the Pooled Unit to include 120 acres, more or less, located in Section 17 and Section 18, Township 12 North, Range 6 West, Clay County, Indiana, more particularly described therein ("Amended Pooled Unit")." (Paragraph #2)

"WHEREAS, Operator hereby amends and modifies the lands that comprise the Amended Pooled Unit to include all of the lands described in Exhibit "A" attached hereto, containing 140 acres, more or less ("Second Amended Pooled Unit")." (Paragraph #3)

<u>Section 17, Township 12 North, Range 6 West</u>

NW/4 NW/4	(Tract 17-01(A) and Tract 17-01(B))
SW/4 NW/4	(Tract 17-02(A) and Tract 17-02(B))

<u>Section 18, Township 12 North, Range 6 West</u>

NE/4 NE/4	(Tract 18-22(A) and Tract 18-22(B))
N/2 SE/4 NE/4	(Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07)

Covering: The instrument covers the following Operative Leases:

- <u>Lease #08-4205</u>: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

- <u>Lease #08-4519</u>: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #11-4115: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-01 and Tract 18-07.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

- Lease #10-0499: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

Provisions:

"WHEREAS, Operator owns the Oil, Gas and Mineral Leases described on Exhibit "B" attached hereto ("Amended Pooled Unit Leases"), which authorize Operator to pool, unitize or combine all or a portion of the leased premises with other lands or leases to form a single production unit by recording a pertinent written declaration in the Office of the Recorder of Clay County, Indiana. The Amended Pooled Unit Leases also allow the Operator to similarly expand or reduce the Amended Pooled Unit." (Paragraph #4)

"WHEREAS, Operator herein combines and unitizes the Amended Pooled Unit Leases (including all renewals, extensions, ratifications, and amendments thereof, and the leased premises, together with the mineral and royalty estates therein, insofar as the Amended Pooled

Unit Leases cover the Second Amended Pooled Unit) for the exploration, development and production of oil, gas and associated constituent hydrocarbons from a well or wells drilled on the Second Amended Pooled Unit that are classified by the Indiana Department of Natural Resources as a gas well or oil well ("Pooled Substances")." (Paragraph #5)

"WHEREAS, all other terms and conditions of the Amendment to Declaration of Pooled Unit - Thomas Unit remain in place and are unchanged." (Paragraph #6)

....

o **<u>SECTION #7 - EASEMENTS AND RIGHTS-OF-WAY</u>**

The Title Materials contain the easements, rights-of-way and other instruments pertaining to real property use restrictions described in this Opinion Section. Instruments are set forth below in sequential order according to the parcel number attributed to the Subject Tracts covered.

1) **<u>INSTRUMENT #23-262</u>**:

Grantor: Walter Fritz and Lydia Fritz, husband and wife

Grantee: Indiana Electric Corporation

Executed: May 29, 1923

Recorded: June 5, 1923, in Miscellaneous Record 23, Page 262

Covering: Tract 17-01(A) and Tract 17-01(B) described as follows:

"The Northwest Fourth of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, Second P.M. The centerline of said 200 foot strip being a straight line and lying 55 feet South of and parallel with the centerline of the North tower line which is located as follows across said Section 17: Commencing at a point on the West line of said Section 17, 767.5 feet South of the Northwest corner thereof thence in a Northeasterly direction in a straight line 3,012.6 feet, more or less, to a point on the North line of said Section 17, 338 feet East of the Northeast corner of said Northwest Quarter of Section 17."

Conveyance: The right, privilege and easement to enter upon and erect, construct, extend, maintain, inspect, operate, replace, remove, repair, and patrol 2 transmission lines of steel towers; said lines being 110 feet apart from center to center with lines of wires, cross arms, guy wires, conduits, and other usual fixtures, appliances and appurtenances used or adopted for the transmission of electricity and for telephone and telegraph use, together with all necessary foundations, anchors, and braces to properly support and protect same upon, over and along a strip of ground 200 feet wide.

2) **<u>INSTRUMENT #88-582</u>:**

Grantor: Joseph C. Thomas

Grantee: Consolidated Network, Inc.

Executed: August 23, 1985

Recorded: January 27, 1986, in Miscellaneous Record 88, Page 582

Covering: Tract 17-01(A) and Tract 17-01(B) described as follows:

"*A 25 foot easement commencing at the West boundary, being North of and parallel and adjacent to the South boundary of an existing easement of the Public Service of Indiana, at one time being the Indiana Electric Corporation, thence Easterly to the East boundary, thence Northerly to the North boundary. Above easement being situated in the Northwest One-Quarter of the Northwest One-Quarter of Section 17, Township 12 North, Range 06 West of the Second Principal Meridian, Clay County, Indiana.*"

Conveyance: The right and easement to enter upon the described land to construct, operate, repair, maintain, patrol, remove, relocate, and reconstruct thereon an underground telephone or communications lines or system on the described land. Cable and conduit are to be installed at a minimum depth of 36 inches so as not to interfere with the normal use of the land. All appurtenances constructed above the ground will be placed along the fence line or property line.

3) **<u>INSTRUMENT #62-270</u>:**

Grantor: Joseph C. Thomas Enterprises, Inc.

Grantee: The City of Brazil, Indiana

Executed: October 27, 2004

Recorded: October 28, 2004, in Book 62, Page 270

Covering: Tract 17-01(A) and Tract 17-01(B) described as follows:

"*A strip of land 36.5 feet in width off the entire Western side of the following tract: The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, containing 40 acres, more or less.*"

Conveyance: The right to construct, operate, control, maintain, reconstruct, change the size of, repair, and remove a sanitary sewer pipeline to be used for the transmission of sewerage material.

4) **<u>INSTRUMENT #23-314</u>:**

Grantor: Austin M. Shattuck and Ina M. Shattuck, his wife

Grantee: Indiana Electric Corporation

Executed: June 27, 1923

Recorded: August 4, 1923, in Miscellaneous Record 23, Page 314

Covering: Tract 17-02(A) and Tract 17-02(B) described as follows, in pertinent part:

"*The Southwest Quarter of the Northwest Quarter in Section 17, Township 12 North, Range 6 West.*"

Conveyance: The right, privilege and easement to enter upon and erect, construct, extend, maintain, inspect, operate, replace, remove, repair, and patrol 2 transmission lines of steel towers; said lines being 110 feet apart from center to center with lines of wires, cross arms, guy wires, conduits, and other usual fixtures, appliances and appurtenances used or adopted for the transmission of electricity and for telephone and telegraph use, together with all necessary foundations, anchors, and braces to properly support and protect same upon, over and along a strip of ground 200 feet wide.

5) **INSTRUMENT #10-0984:**

Grantor: City of Brazil

Grantee: Duke Energy Indiana, Inc., an Indiana corporation

Executed: March 5, 2010

Recorded: April 1, 2010, as Instrument #201000000984

Covering: Tract 17-02(A) and Tract 17-02(B) described as follows:

"Situate in Section 17, Township 12 North, Range 6 West, Jackson Township, Clay County, State of Indiana; being a part of a tract as recorded in Deed Record 153, Page 303, Instrument Number 3038 in the Office of the Recorder of Clay County, Indiana, described as follows: Said easement area being described and shown on a survey drawing marked Exhibit "A", attached hereto and becoming a part hereof."

Conveyance: An easement to construct, reconstruct, operate, patrol, maintain, repair, replace, relocate, add to, modify and remove, electric, and/or telecommunication line or lines including but not limited to, all necessary and convenient supporting structures, conduits, wires, cables, manholes, pullboxes, grounding systems, counterpoises, surface equipment (including, but not limited to, transformers and switchgears), and all other appurtenances, fixtures and equipment for the underground transmission and distribution of electrical energy, and for technological purposes (including but not limited to telecommunications), in, upon, over, along, under, through and across the described real estate.

6) **INSTRUMENT #10-0985:**

Grantor: City of Brazil

Grantee: Duke Energy Indiana, Inc., an Indiana corporation

Executed: March 5, 2010

Recorded: April 1, 2010, as Instrument #201000000985

Covering: Tract 17-02(A) and Tract 17-02(B) described as follows:

"Situate in Section 17, Township 12 North, Range 6 West, Jackson Township, Clay County, State of Indiana; being a part of a tract as recorded in Deed Record 153, Page 303, Instrument Number 3038 in the Office of the Recorder of Clay County, Indiana, described as follows: Said easement area being described and shown on a survey drawing marked Exhibit "A," attached hereto and becoming a part hereof."

Conveyance: An easement to construct, reconstruct, operate, patrol, maintain, repair, replace, relocate, add to, modify and remove, electric, and/or telecommunication line or lines including but not limited to, all necessary and convenient supporting structures, conduits, wires, cables, manholes, pullboxes, grounding systems, counterpoises, surface equipment (including, but not limited to, transformers and switchgears), and all other appurtenances, fixtures and equipment for the underground transmission and distribution of electrical energy, and for technological purposes (including but not limited to telecommunications), in, upon, over, along, under, through and across the described real estate.

7) **<u>INSTRUMENT #52-580</u>:**

Grantor: Joseph C. Thomas and Delores Thomas, husband and wife, and Ruth A. Fritz, unremarried

Grantee: The City of Brazil, Indiana

Executed: January 7, 1967

Recorded: January 10, 1967, in Book 52, Page 580

Covering: Tract 18-22(A) and Tract 18-22(B) described as follows:

"A strip of land 50 feet on each side of a fifteen inch diameter sewer line extending from the Northwest corner to the Southeast corner of the Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, containing 40 acres, more or less."

Conveyance: An easement for the purpose of constructing and for repairing or replacing a sewer line constructed to such a depth so that there will be a minimum of 4 feet of ground cover at all points.

8) **<u>INSTRUMENT #88-569</u>:**

Grantor: Joseph C. Thomas

Grantee: Consolidated Network, Inc.

Executed: August 23, 1985

Recorded: January 22, 1986, in Miscellaneous Record 88, Page 569

Covering: Tract 18-22(A) and Tract 18-22(B) described as follows:

"*A 25 foot easement being North of and parallel and adjacent to the South boundary of an existing easement of the Public Service of Indiana, at one time being the Indiana Electric Corporation. Above easement being situated in the Northeast One-Quarter of the Northeast One-Quarter (40 acres) in Section 18, Township 12 North, Range 6 West of the second principal meridian, Clay County, Indiana.*"

Conveyance: The right to enter upon the described land to construct, operate, repair, maintain, patrol, remove, relocate, and reconstruct thereon an underground telephone or communications lines or system on the described land. Cable and conduit are to be installed at a minimum depth of 36 inches so as not to interfere with the normal use of the land. All appurtenances constructed above the ground will be placed along the fence line or property line.

9) **<u>INSTRUMENT #4-271</u>:**

Grantor: Joseph C. Thomas Enterprises, Inc.

Grantee: The City of Brazil, Indiana

Executed: March 5, 1999

Recorded: March 25, 1999, in Book 4, Page 271

Covering: Tract 18-22(A) and Tract 18-22(B) described as follows:

"*A permanent utility easement across a part of the Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West in Jackson Township, Clay County, Indiana, said part being more particularly described as follows:*

Commencing at the Northwest corner of said Quarter-Quarter Section, said corner being the Northwest corner of a 40 acre tract of land as described in Deed Book 174, Page 287 in the Office of the Recorder of Clay County, Indiana; thence South 00 degrees 56 minutes 00 seconds West (assumed bearing) along the West line of said 40 acre tract a distance of 15 feet to the apparent Southerly right-of-way line of County Road 700 North and being the POINT OF BEGINNING of this easement description; thence South 89 degrees 47 minutes 14 seconds East along said Southerly right-of-way line a distance of 100.19 feet; thence South 00 degrees 12 minutes 46 seconds West a distance of 10 feet; thence South 89 degrees 47 minutes 14 seconds East parallel to said Southerly right-of-way line a distance of 1,194.05 feet to a point that is North 89 degrees 04 minutes 00 seconds West a distance of 25 feet from the East line of said Quarter-Quarter Section; thence South 00 degrees 56 minutes 00 seconds West parallel to the East line of said Quarter-Quarter Section a distance of 1,247.33 feet; thence South 89 degrees 04 minutes 00 seconds East a distance of 10 feet to the Westerly apparent right-of-way line of Murphy Avenue; thence South 00 degrees 56 minutes 00 seconds West along said Westerly right-of-way line a distance of 60.19 feet to the Southerly line of said 40 acre tract; thence North 89 degrees 47 minutes 14 seconds West along the Southerly line of said 40 acre tract a distance of 35 feet; thence North 00 degrees 56 minutes 00 seconds East parallel to said East line a distance of 1,282.64 feet to a point that is South 00 degrees 12 minutes 46 seconds West a distance of 50 feet from the North line of said Quarter-Quarter Section; thence North 89 degrees 47 minutes 14 seconds West parallel to said North line a distance of 1,269.36 feet to the Westerly line of said 40 acre tract; thence North 00 degrees 56 minutes 00 seconds East along said Westerly line a distance of 35 feet to the point of beginning."

Conveyance: The right to construct, operate, control, maintain, reconstruct, change the size of, repair, and remove a pipeline to be used for the transmission of utilities along, under, through and across the Grantor's land.

10) **<u>INSTRUMENT #10-2795</u>:**

Grantor: Joseph C. Thomas Enterprises, Inc., and the City of Brazil, Indiana

Grantee: Adler Energy, LC

Executed: August 19, 2010

Recorded: August 19, 2010, as Instrument #201000002795

Covering: Tract 17-01(A), Tract 17-01(B), Tract 17-02(A), Tract 17-02(B), Tract 18-22(A) and Tract 18-22(B) as described by tax parcel identification number therein and as depicted on Exhibit A.

Conveyance: The right to survey, clear, and excavate for, lay construct, use, operate, inspect, maintain, protect, repair, replace, alter, change the size of, or remove pipelines and appurtenances for the transmission of water, over and through a strip of land 10 feet wide as depicted on Exhibit A.

11) **INSTRUMENT #23-348**:

Grantor: Herman Emmert and Sarah J. Emmert, his wife

Grantee: Indiana Electric Corporation

Executed: September 21, 1923

Recorded: October 26, 1923, in Miscellaneous Record 23, Page 348

Covering: Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07 described as follows:

"The Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West."

Conveyance: The right, privilege and easement to enter upon and erect, construct, extend, maintain, inspect, operate, replace, remove, repair, and patrol 2 transmission lines of steel towers; said lines being 110 feet apart from center to center with lines of wires, cross arms, guy wires, conduits, and other usual fixtures, appliances and appurtenances used or adopted for the transmission of electricity and for telephone and telegraph use, together with all necessary foundations, anchors, and braces to properly support and protect same upon, over and along a strip of ground 200 feet wide.

It is understood and agreed that the said Indiana Electric Corporation, its successors and assigns, may without further authority at any and all times trim, cut down and remove such trees or other obstructions as, in the judgment of the said Indiana Electric Corporation, its successors or assigns, may interfere with the construction or maintenance of, or endanger said lines, or the operation thereof, and also the right to trim or cut any timber that would endanger said line or lines.

12) **INSTRUMENT #86-567**:

Grantor: Ernest D. Hargis

Grantee: Consolidated Network, Inc.

Executed: August 28, 1985

Recorded: January 22, 1986, in Miscellaneous Record 86, Page 567

Covering: Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07 described as follows:

"*A 25 foot easement being North of and parallel and adjacent to the South boundary of an existing easement of the Public Service of Indiana, at one time being the Indiana Electric Corporation. Above easement being situated in the Southeast One-Quarter of the Northeast One-Quarter in Section 18, Township 12 North, Range 6 West of the second principal meridian, Clay County, Indiana.*"

Conveyance: The right and easement to enter upon the described land to construct, operate, repair, maintain, patrol, remove, relocate, and reconstruct thereon an underground telephone or communications lines or system on the described land. Cable and conduit are to be installed at a minimum depth of 36 inches so as not to interfere with the normal use of the land. All appurtenances constructed above the ground will be placed along the fence line or property line.

13) **INSTRUMENT #207-666**:

Grantor: Larry J. Barnhart

Grantee: Public Service Company of Indiana, Inc.

Executed: November 17, 1989

Recorded: January 2, 1990, in Miscellaneous Record 207, Page 666

Covering: Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07, described as follows:

"An easement 20 foot in width, lying 10 feet wide on both sides of a center line, described on that route indicated on Exhibit A, being a part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, as recorded in Deed Record 206, Page 941, in the Office of the Recorder of Clay County, and containing in the above described strip of land .88 acres, more or less."

Conveyance: The right and easement to enter upon the described land to construct, operate, patrol, maintain, reconstruct, repair, inspect and remove an electric line, including necessary poles, wires, anchors, guy and fixtures attached thereto, for the transmission of electrical energy, over, along or across the described real estate situated in the County of Clay, and State of Indiana.

•••••••••••••••••••••••••••••

o SECTION #8 - MORTGAGE AND ENCUMBRANCES

The Title Materials contain the mortgages and encumbrances pertaining to the Subject Tracts described in Section #9 of this Opinion (*Objections and Requirements)*. Section E (*Unreleased Mortgages*) sets forth pertinent active mortgages and expired mortgages not released of record.

•••••••••••••••••••••••••••••

o SECTION #9 - OBJECTIONS AND REQUIREMENTS

The Objections and Requirements in this Opinion Section are set out verbatim from the Thomas Unit Division Order Title Opinion December 29, 2014. The purpose of this Supplemental Division Order Title Opinion is to report the present status of the Objections and Requirements after completion of the curative measures suggested in the Requirements. The current condition of title curative measures is set out in this Opinion Section after the heading "Curative Status."

- Section E: Unreleased Mortgages
- Section E: Unreleased Prior Leases

....

- Section A: Subject Tract Title

1) **OBJECTION #1:** The Title Materials contain the following mortgages and associated instruments pertaining to the working interest owned by Adler Energy:

   - Mortgage #13-0470: Mortgage of Oil and Gas Interests from Adler Energy, LC (Borrower), to Sinostar Investments, LLC (Lender), dated January 16, 2013, and recorded on January 31, 2013, as Instrument #201300000470, which covers all of the Operative Leases.

   - Mortgage Amendment #13-2227: First Amendment to Mortgage of Oil and Gas Interests dated May 15, 2013, and recorded on June 14, 2013, as Instrument #201300002227, which modified the collateral description set forth on Exhibit A of Mortgage #13-0470.

   - Mortgage Amendment #14-0214: Second Amendment to Mortgage of Oil and Gas Interests dated January 13, 2014, and recorded on January 23, 2014, as Instrument #201400000214, which added further secured loan obligations and modified the collateral description set forth on Exhibit A of Mortgage #13-0470.

   REQUIREMENT #1: Advisory Requirement for informational purposes.

   CURATIVE STATUS: No curative measures were necessary due to the fact that the original Requirement was advisory and for informational purposes only.

2) **OBJECTION #2:** Tract 18-06 ownership has been recently modified by a divorce decree:

   Previous Division Order Title Opinions reflect that Tract 18-06 is owned by Michael E. Smith and Melanie L. Smith, husband and wife, of 6703 North Murphy Road, Brazil, Indiana 47834. Abstract #9 contains a Judgment of Dissolution of Marriage Decree, filed on March 17, 2014, in the Clay County Circuit Court as Cause #11CO1-1311-DR-0645 between Melanie Smith (Petitioner), and Michael Smith (Respondent).

   The Dissolution Decree states that the parties have entered into an Agreement concerning the distribution of property. The Court accepted and incorporated the terms thereof into the Dissolution Decree; however, the terms are not provided. No updated addresses are shown in the court filing.

REQUIREMENT #2: Determine if distribution of production proceeds should continue to be paid jointly to Michael E. Smith and Melanie L. Smith or should henceforth be paid to either or both of them as individuals. Thereafter, issue production proceeds accordingly.

CURATIVE STATUS: Requirement #2 has been satisfied in full. In an email dated August 20, 2015, from Tanya Almon, a Senior Division Order Analyst at CountryMark, to this Examiner, Tanya communicated as follows:

"We have been in contact with Mr. and Ms. Smith. They have agreed to divide the interest and corresponding proceeds equally. They have already executed and returned new division orders to indicate their agreement with the new ownership percentages for each."

3) **OBJECTION #3:** The Tract 18-07 Source Instrument contains conflicting language:

Page 406 of Abstract #8 sets forth Corrective Warranty Deed #126-984 from Terry and Teresa Lunsford, husband and wife (Grantor), to James E. and/or Elaine S. Stephens, husband and wife (Grantee), dated January 9, 2012, and recorded on January 9, 2012, in Deed Book #1126, Page 984, which conveyed Tract 18-07 using the following description:

> *A part of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, described as follows:*
>
> *Beginning at a PK nail set on the East Section line 547.5 feet South of the Northeast corner of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, and being 20 feet East of a half inch rebar with cap set; thence South 89 degrees 57 minutes West 270 feet to a half inch rebar with cap set; thence South 139 feet to a half inch rebar with cap set; thence North 89 degrees 57 minutes East 270 feet to a PK nail set on the East Section line and 20 feet East of a half inch rebar with cap set; thence North along the East Section line 139 feet to the point of beginning, containing 0.86 acres, more or less.*

Said Deed contains the following language of reservation:

> Reserve mineral rights contract from February 2009 through February 2014, excepting and reserving to the Grantors all oil and gas (hydrocarbons) with the right to remove the same. Said reservation of oil and gas shall remain in effect insofar as the Oil and Gas Leases recorded in Book 108, 483 (being Lease #09-3521), and Book 125, 2098 (being Lease #11-4115) remains in effect. Upon recorded releases or discharge of said oil and gas leases all oil and gas rights shall be vested in the surface owner.

Page 401 of Abstract #8 sets forth Lease #11-4115 from Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-07.

The primary term of Lease #11-4115 is five years and the secondary term is as long thereafter as operations are conducted upon said land or on land pooled or unitized therewith with no cessation for more than 90 consecutive days. Accordingly, said term is longer than February 2009 through February 2014, as set out in Warranty Deed #126-984.

Pursuant to the language in Warranty Deed #126-984 that oil and gas rights remain with the Grantor until a Release of Oil and Gas Lease is recorded on the public record, this Opinion reflects that Terry and Teresa Lunsford, husband and wife, own the oil and gas underlying Tract 18-07, which is applicable for the duration of production.

REQUIREMENT #3: Advisory Requirement for informational purposes.

CURATIVE STATUS: The language of the deed is conflicting; however, extrinsic evidence supports the fact that the parties intended that the mineral reservation remain in full force and effect until Oil and Gas Lease #11-4115 expired and a Release of Oil and Gas Lease is recorded on the public record.

On April 17, 2015, this Examiner had a phone conversation with Teresa Lunsford, wherein she communicated that she has participated in numerous discussions with Doctor Stephens and Elaine Stephens in which they confirmed that they are aware they do not own an interest in the minerals or have any claim to mineral interest ownership or royalty interest production proceeds as long as Lease #11-4115 remains active.

****

- Section B: Lease Assignments

4) **OBJECTION #4:** Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07 are covered by Assignment #14-0470, contrary to the provisions of related unrecorded agreements:

Abstract #9 contains Assignment #14-0470, being an Assignment of Overriding Royalty Interest, from Adler Energy, LC (Assignor), to Primecap Energy II, LLC (Assignee), dated November 14, 2013, and recorded on February 7, 2014, as Instrument #201400000470, which conveyed a 2.5% overriding royalty interest in the following Operative Leases:

- Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

- Lease #11-4115: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-01 and Tract 18-07.

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

- Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

- Lease #10-0499: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

REQUIREMENT #4: Obtain and record a Partial Release of Assignment of Overriding Royalty Interest pertaining to Assignment #14-0470, limited to the Operative Leases listed above.

CURATIVE STATUS: This Requirement has been satisfied in full. The erroneous information in Exhibit A of Assignment #14-0470 has been corrected by the following instrument:

- Affidavit of Scrivener's Error: Adler Energy, LC executed an Affidavit of Scrivener's Error to correct the Oil and Gas Leases set out on Exhibit A of the Assignment of Overriding Royalty Interest recorded as Instrument #201400000470 between Adler Energy, LC, as Assignor, and Primecap Energy II, LLC, as Assignee, dated November 14, 2013, and recorded on February 7, 2014, as Instrument #201400000470. The Affidavit of Scrivener's Error is dated August 25, 2015, and was recorded on September 14, 2015, as Instrument #201500002797.

5) **OBJECTION #5:** Tract 18-22(A) and Tract 18-22(B) are covered by Assignment #10-1813, contrary to the provisions of related unrecorded agreements:

Certain Base Opinion Abstracts contain Assignment #10-1813, being a Memorandum of Assignment of Interest, from Adler Energy, LC, formerly Presidium Midwest, LC (Assignor), to NorthStar Energy, LLC, formerly Aurora Oil & Gas Corporation (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001813, which

conveyed a 30% working interest in the following Operative Lease, limited to formations other than the New Albany Shale and limited to Tract 18-22(A) and Tract 18-22(B) only:

- Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/ Treasurer (Lesssor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

REQUIREMENT #5: Obtain and record a Release of Memorandum of Assignment of Interest pertaining to Assignment #10-1813, which covers only the Operative Lease listed above.

CURATIVE STATUS: This Requirement has been satisfied in full. The Memorandum of Assignment of Interest recorded as Instrument #201000001813 was released by the following instrument:

- Affidavit of Scrivener's Error: Adler Energy, LC executed an Affidavit of Scrivener's Error to delete from the public record as erroneous, the Memo of Assignment of Interest between Adler Energy, LC, as Assignor, and NorthStar Energy, LLC, as Assignee, dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001813. The Affidavit of Scrivener's Error is dated August 25, 2015, and was recorded on September 14, 2015, as Instrument #201500002798.

****

- Section C: Post-Production Costs

6) **OBJECTION #6:** Post-production cost provisions regarding royalty interest payments are described in the entries entitled "Royalty Interest" set forth in Section #4 of this Opinion (*Operative Oil and Gas Leases*). Certain Lease Assignments described in Section #5 of this Opinion (*Assignment of Operative Leases*) reserve or convey an overriding royalty interest. In relation to such Assignments, post-production cost provisions regarding overriding royalty interest payments are described in the entries entitled "Cost Provisions".

REQUIREMENT #6: Production proceeds generated from the Pooled Unit should be disbursed according to the post-production cost provisions discussed above.

CURATIVE STATUS: The original Requirement sets forth an ongoing and continuing responsibility upon the Lessee and therefore remains in effect.

****

- Section D: Real Property Taxes

7) **OBJECTION #7:** The Title Materials do not contain judgments or liens arising from real estate tax delinquency.

REQUIREMENT #7: Monitor the public record to verify that no subsequent judgments or liens related to delinquent real estate taxes are filed.

CURATIVE STATUS: The original Requirement sets forth an ongoing and continuing responsibility upon the Lessee and therefore remains in effect.

****

- Section E: Unreleased Mortgages

The Title Materials contain those active mortgages and expired mortgages not released of record described below. The Objections note the following provisions when contained in a Mortgage:

- The mortgage is cross-collateralized with existing mortgages
- The mortgage covers all mineral royalties generated and paid
- The mortgage requires the lender's consent to produce minerals

8) **OBJECTION #8:** Tract 18-00 is subject to the following expired mortgage:

- Mortgage #98-4764: Larry J. Barnhart and Kathleen C. Barnhart, husband and wife (Borrower), to First State Bank (Lender), dated June 18, 1998, and recorded on September 10, 1998, as Instrument #199800004764, in the amount of $92,695.66, which matured on June 23, 2013. Partial Release of Mortgage #01-5140 pertaining to Mortgage #98-4764 dated September 13, 2001, and recorded on October 2, 2001, as Instrument #200100005140, released Tract 18-05 and other parcels but did not release Tract 18-00.

REQUIREMENT #8: Obtain and record a Release of Mortgage from the Lender.

CURATIVE MEASURE: This Requirement has been satisfied in full. Mortgage #98-4764 was released by the following instrument:

- Release of Mortgage #15-1285: First Financial Bank N.A. (formerly known as First State Bank) executed a Release of Mortgage (pertaining to Mortgage #98-4764), dated May 5, 2015, and recorded on May 11, 2015, as Instrument #201500001285.

9) **<u>OBJECTION #9</u>:** Tract 18-00 and Tract 18-05 are subject to the following active mortgage:

- <u>Mortgage #02-7423</u>: Larry J. Barnhart and Kathleen C. Barnhart, husband and wife (Borrower), to First State Bank (Lender), dated December 12, 2002, and recorded on December 20, 2002, as Instrument #200200007423, in the amount of $52,100.00, which matures on December 17, 2032.

<u>REQUIREMENT #9</u>: Obtain and record a Subordination of Lien Priority or Ratification of Oil and Gas Lease from the Lender in relation to the following Operative Lease:

- <u>Lease #09-3519</u>: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

<u>CURATIVE STATUS</u>: This Requirement has been satisfied in full. Mortgage #02-7423 has been subordinated to Lease #09-3519 by the following instrument:

- <u>Subordination, Non-Disturbance, and Attornment Agreement #15-2544</u>: First Financial Bank N.A. (formerly known as First State Bank (Lender), executed a Subordination, Non-Disturbance, and Attornment Agreement in reference to Mortgage #02-7423 executed by Larry J. Barnhart and Kathleen C. Barnhart, husband and wife (Borrower). The instrument, dated August 3, 2015, and recorded on August 21, 2015, as Instrument #201500002544, sets out the following provisions:

> NOW THEREFORE, in consideration of the agreements and provisions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:
>
> 1. <u>Subordination</u>. Subject to the provisions of numbered paragraph 2 below, the Lender Mortgage, and any renewals, substitutions, extensions or modifications thereof, are, shall be and shall remain at all times a lien or charge on the Premises, prior and superior to the Lease, all amendments, modifications, extensions and substitutions thereof, and the leasehold interest created thereunder.
>
> 2. <u>Non-Disturbance</u>. Lender hereby consents to the Lease. So long as no default exists under the Lease beyond any applicable cure period (after notice, if any required under the terms of the Lease) which default would entitle (or has entitled) Owners to terminate the Lease or would or does cause, without further action of Owner, the termination of the Lease, or would or has entitled Owners to dispossess Tenant thereunder, Lender hereby covenants and agrees that: (a) any action by Lender to foreclose the Lender Mortgage shall be specifically subject to the Lease and to Tenant's rights in the Mutual Premises under the Lease, and Tenant shall be named as a party in such action only for the purpose of effecting the remedies available to Lender under the Lender Mortgage or otherwise and not for the purpose

of terminating the Lease, or affecting Tenant's possessory or other rights under the Lease, (b) Tenant's tenancy and Tenant's leasehold interest in the Mutual Premises will not be disturbed or affected by Lender, (c) the Lease shall not be terminated by any default under the Lender Mortgage or by any sale pursuant to any such foreclosure of the Lender Mortgage, (d) at any foreclosure sale with respect to the Lender Mortgage, the Premises shall be sold subject to Tenant's leasehold interest in the Mutual Premises under the Lease, and (e) should Lender acquire the Premises at any foreclosure sale or by deed in lieu of foreclosure or by any other similar legal procedure or action, any subsequent sale of the Premises by Lender shall also be subject to Tenant's leasehold interest in the Mutual Premises under the Lease.

3. Attornment. If the interest of Owners in the Premises shall be transferred to Lender or to any purchaser of the Premises at a foreclosure sale or to any purchaser pursuant to any subsequent sale of the Premises by Lender should Lender acquire the Premises at any foreclosure sale or by deed in lieu of foreclosure or by any other similar legal procedure or action (collectively and severally, including the Lender, a "Purchaser") and such Purchaser accordingly succeeds to the interest of Owners under the Lease, Tenant shall attorn to Purchaser as its lessor under the Lease, without the execution of any further instruments on the part of either party, immediately upon any such Purchaser succeeding to the interest of the Owners under the Lease and Tenant shall then be bound to such Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining; and Purchaser shall perform the obligations of the Owners under the Lease arising from and after the date title to the Property was transferred to Purchaser.

10) **OBJECTION #10:** Tract 18-02 is subject to the following active mortgage:

- Mortgage #03-6257: Terry G. Lunsford and Teresa D. Lunsford, husband and wife (Borrower), to First State Bank (Lender), dated August 29, 2003, and recorded on October 1, 2003, as Instrument #200300006257, in the amount of $80,000.00, which matures on October 1, 2018. Assignment #04-1253, being an Assignment of Mortgage from First State Bank (Assignor), to First Financial Bank, N/A (Assignee), dated March 16, 2004, and recorded on March 17, 2004, as Instrument #200400001253, conveyed all of the Assignor's right, title and interest in Mortgage #03-6257.

REQUIREMENT #10: Obtain and record a Ratification of Oil and Gas Lease from the Lender in relation to the following Operative Lease:

- Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lessor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

CURATIVE STATUS: This Requirement has been satisfied in full. Mortgage #03-6257 was released by the following instrument:

- Release of Mortgage #12-4710: First Financial Bank N.A. executed a Release of Mortgage (pertaining to Mortgage #03-6257), dated December 6, 2012, and recorded on December 27, 2012, as Instrument #201200004710.

11) **OBJECTION #11:** Tract 18-03 is subject to the following active mortgage:

- Mortgage #01-3282: William Link and Penny Link, husband and wife (Borrower), to Farm Credit Services of MidAmerica, FLCA (Lender), dated July 2, 2001, and recorded on July 3, 2001, as Instrument #200100003282, in the amount of $42,500.00, which matures on August 1, 2031.

REQUIREMENT #11: Obtain and record a Subordination of Lien Priority or Ratification of Oil and Gas Lease from the Lender in relation to the following Operative Lease:

- Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

CURATIVE STATUS: This Requirement has been satisfied in full. Mortgage #01-3282 has been subordinated to Lease #09-3520 by the following instrument:

- Subordination of Mortgage #15-2358: Farm Credit Mid-America, FLCA fka Farm Credit Services of Mid-America FLCA, executed a Subordination of Mortgage (pertaining to Mortgage #01-3282), dated July 17, 2015, and recorded on August 4, 2015, as Instrument #201500002358.

****

- Section F: Unreleased Prior Leases

12) **COMMENT #12:** The Title Materials do not contain prior unreleased oil and gas leases.

○ SECTION #10 - SUMMARY OF TITLE EXAMINATION

Based upon examination of the information contained in the Title Materials and subsequent to satisfactory completion and resolution of the curative measures described in Section #9 of this Opinion (*Objections and Requirements*), production proceeds generated from the Pooled Unit should be issued to the interest owners in accordance with the provisions set forth in this Opinion and in the percentages calculated and described in Table #2 (*Division of Interest Calculations*).

Respectfully submitted,

Karen J. Anspaugh

EXHIBIT A: MAP #1 THOMAS UNIT

The West Half of the Northwest Quarter of Section 17,
The Northeast Quarter of the Northeast Quarter of Section 18;
The North Half of the Southeast Quarter of the Northeast Quarter of Section 18,
Township 12 North, Range 6 West, Jackson Township, Clay County, Indiana

Northeast Quarter Section 18	Northwest Quarter Section 17
Tract #18-22(A) **20.0000 acres** **Lease #08-4205** **(Thomas 1-18)**	**Tract #17-01(A)** **20.0000 acres** **Lease #08-4205** **(Thomas 5-17)**
Tract #18-22(B) **20.0000 acres** **Lease #08-4205**	**Tract #17-01(B)** **20.0000 acres** **Lease #08-4205** **(Thomas 6-17)**
See Maps **(Link 2-18)**	**Tract #17-02(A)** **20.0000 acres** **Lease #08-4519** **(City of Brazil 4-17)**
	Tract #17-02(B) **20.0000 acres** **Lease #08-4519** **(City of Brazil 2-17)**

(Return to Tract 17-01(A) Description)

EXHIBIT A: MAP #2: THOMAS UNIT

The North Half of the Southeast Quarter of the Northeast Quarter of Section 18
Township 12 North, Range 6 West, Jackson Township, Clay County, Indiana


Tract #18-00
3.6030 acres
Lease #09-3519
Tract #18-06
1.7440 acres
Lease #10-0499
Tract #18-03
5.1570 acres
Lease #09-3520
Tract #18-02
1.0000 acres
Lease #09-3521
Tract #18-04
2.9620 acres
Lease #09-3526
Tract #18-01
0.9400 acres
Lease #11-4115
Tract #18-05
4.2340 acres
Lease #09-3519
Tract #18-07
0.8600 acres
Lease #11-4115

(Return to Tract 18-00 Description)

EXHIBIT B: THOMAS UNIT
DESCRIPTION OF TITLE MATERIALS

....

- Section A: Base Opinion Title Materials

1) Thomas Unit Division Order Title Opinion dated November 15, 2010, drafted by Karen J. Anspaugh, Attorney at Law, covering the following described land, containing 120 acres, more or less:

The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

The Opinion was rendered subsequent to examination of the following Title Materials, compiled by John P. Johnson, 1315 Mozart Lane, Spencer, Indiana 47460:

- Abstract #1: Abstract certified from December 18, 1837, at 10:00 a.m., to March 17, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #2: Abstract certified from February 15, 1915, at 8:00 a.m., to November 9, 2009, at 8:00 a.m., covering the following:

The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

- Abstract #3: Supplemental Abstract certified from March 17, 2009, at 8:00 a.m., to June 22, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #4: Supplemental Abstract certified from March 17, 2009, at 8:00 a.m., to December 14, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

- Abstract #5: Supplemental Abstract certified from March 27, 2009, at 8:00 a.m., to May 26, 2010, at 8:00 a.m., covering the following:

  The South Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(B)

  The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #6: Supplemental Abstract certified from March 18, 2009, at 8:00 a.m., to September 3, 2010, at 8:00 a.m., covering the following:

  The North Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A)

- Abstract #7: Supplemental Abstract certified from March 18, 2009, at 8:00 a.m., to March 2, 2011, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

2) Thomas Unit Division Order Title Opinion dated May 14, 2012, by Karen J. Anspaugh, Attorney at Law, covering the following described land, containing 140 acres, more or less:

The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

The North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07.

The Opinion was rendered subsequent to examination of the following Title Materials, compiled by John P. Johnson, 1315 Mozart Lane, Spencer, Indiana 47460:

- Abstract #1: Abstract certified from December 18, 1837, at 10:00 a.m., to March 17, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #2: Abstract certified from February 15, 1915, at 8:00 a.m., to November 9, 2009, at 8:00 a.m., covering the following:

  The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

- Abstract #3: Supplemental Abstract certified from March 17, 2009, at 8:00 a.m., to June 22, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #4: Supplemental Abstract certified from March 17, 2009, at 8:00 a.m., to December 14, 2009, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

- Abstract #5: Supplemental Abstract certified from March 27, 2009, at 8:00 a.m., to May 26, 2010, at 8:00 a.m., covering the following:

  The South Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(B)

  The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #6: Supplemental Abstract certified from March 18, 2009, at 8:00 a.m., to September 3, 2010, at 8:00 a.m., covering the following:

  The North Half of the Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A)

- Abstract #7: Supplemental Abstract certified from March 18, 2009, at 8:00 a.m., to March 2, 2011, at 8:00 a.m., covering the following:

  The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)

  The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)

  The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)

- Abstract #8: Abstract certified from November 1, 1900, at 2:00 p.m., to December 13, 2011, at 8:00 a.m., covering the following:

  The North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07

3) Permit #53745: Gas Production Permitt issued by the Department of Natural Resources on February 25, 2009, which approved the *Thomas 1-17* drilling unit comprised of Tract 17-01(A).

4) Permit #53893: Gas Production Permitt issued by the Department of Natural Resources on November 17, 2009, which approved the *City of Brazil 2-17* drilling unit comprised of Tract 17-02(B).

5) Permit Transfer: Application to Transfer the operator in Permit #53893 from Presidium Energy, LC to Adler Energy, LC, approved by the Department of Natural Resources on January 19, 2010.

6) Permit #54021: Gas Production Permit issued by the Department of Natural Resources on November 17, 2009, which approved the Thomas 1-18 drilling unit comprised of Tract 18-22(A).

7) Permit Transfer: Application to Transfer the operator in Permit #54021 from Presidium Energy, LC to Adler Energy, LC, approved by the Department of Natural Resources on January 19, 2010.

8) Permit #54029: Gas Production Permit issued by the Department of Natural Resources on November 30, 2009, which approved the *City of Brazil 4-17* drilling unit comprised of Tract 17-02(A).

9) Permit Transfer: Application to Transfer the operator in Permit #54029 from Presidium Energy, LC to Adler Energy, LC, approved by the Department of Natural Resources on January 19, 2010.

10) Permit #54210: Gas Production Permit issued by the Department of Natural Resources on August 24, 2010, which approved the *Thomas 5-17* drilling unit comprised of Tract 17-01(A).

11) Permit #54226: Gas Production Permit issued by the Department of Natural Resources on September 19, 2010, which approved the *Thomas 6-17* drilling unit comprised of Tract 17-01(B).

12) Permit #54505: Gas Production Permit issued by the Department of Natural Resources on December 21, 2011, which approved the *Link 2-18* drilling unit comprised of Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07.

- Section B: Supplemental Title Materials (December 29, 2014 Opinion)

13) Abstract #9: Supplemental Abstract certified from May 11, 2012, to October 13, 2014, covering the following:

> *The Northwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-01(A) and Tract 17-01(B)*
>
> *The Southwest Quarter of the Northwest Quarter of Section 17, Township 12 North, Range 6 West, comprised of Tract 17-02(A) and Tract 17-02(B)*
>
> *The Northeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-22(A) and Tract 18-22(B)*
>
> *The North Half of the Southeast Quarter of the Northeast Quarter of Section 18, Township 12 North, Range 6 West, comprised of Tract 18-00, Tract 18-01, Tract 18-02, Tract 18-03, Tract 18-04, Tract 18-05, Tract 18-06 and Tract 18-07*

14) Assignment #14-3475: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Primecap Energy, LC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003475, which conveyed a 3.75% overriding royalty interest in all of the Operative Leases.

15) Assignment #14-3474: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Sinostar Investments, LLC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003474, which conveyed a 1.5% overriding royalty interest in all of the Operative Leases.

****

****

- Section C: Supplemental Title Materials (August 20, 2015 Opinion)

1) Telephone call regarding Requirement #3, on April 17, 2015, between Teresa Lunsford and this Examiner, wherein Teresa she communicated that she has participated in numerous discussions with Doctor Stephens and Elaine Stephens in which they confirmed that they are aware they do not own an interest in the minerals of have any claim to mineral interest ownership during the term that Lease #11-4115 remains active.

2) Email regarding Requirement #2, dated August 20, 2015, from Tanya Almon, a Senior Division Order Analyst at CountryMark, to this Examiner, wherein Tanya communicated as follows:

"We have been in contact with Mr. and Ms. Smith. They have agreed to divide the interest and corresponding proceeds equally. They have already executed and returned new division orders to indicate their agreement with the new ownership percentages for each."

- Section D: Unrecorded Agreements

Note that Aurora Energy, Ltd. and Aurora Oil & Gas Corporation are now NorthStar Energy, LLC. Further, Presidium Midwest, LC and Presidium Energy, LC are now Adler Energy, LC.

1) Carbon Project Farmout Agreement (February 20, 2008): Agreement wherein Aurora Oil & Gas Corporation and Presidium Energy, LC established an Area of Mutual Interest and subjected any oil and gas rights owned or acquired by either party to the Agreement. Presidium Energy, LC agreed to drill a minimum of 5 exploratory wells prior to December 31, 2008, to assign all of its right, title and interest in the New Albany Shale Formation within the Area of Mutual Interest to Aurora Oil & Gas Corporation and to carry Aurora Oil & Gas Corporation for an undivided 10% working interest for drilling and testing costs.

   It was further agreed that upon completion of an exploratory well and upon commencement of commercial production of hydrocarbons, Presidium Energy, LC shall own an undivided 90% working interest therein and Aurora Oil & Gas Corporation shall own an undivided 10% working interest therein. Aurora Oil & Gas Corporation may elect to increase its working interest share up to 30% by notifying Presidium Energy, LC in writing within 60 days of commercial production and repaying Presidium Energy, LC for all costs associated with the working interest Aurora Oil & Gas Corporation elected to take over and above the 10% carried interest for drilling and testing. Aurora Oil & Gas Corporation shall assign an undivided 90% of the working interest controlled by Aurora Oil & Gas Corporation in the exploratory wells to Presidium Energy, LC. Aurora Oil & Gas Corporation shall offer Presidium Energy, LC the opportunity to participate at a level of 10% of Aurora Oil & Gas Corporation's working interest in any New Albany Shale well to be drilled by Aurora Oil & Gas Corporation within the Area of Mutual Interest.

2) Carbon Project Area Operating Agreement (February 20, 2008): Agreement wherein Presidium Energy, LC (Operator), and Aurora Oil & Gas Corporation (Non-Operator), agreed, pursuant to the Carbon Project Farmout Agreement dated February 20, 2008, to explore and develop the oil and gas leases and/or oil and gas interests for the production of oil and gas to the extent provided. Said Agreement remains in effect so long as any of the oil and gas leases subject to the Agreement are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

3) Consulting Agreement (July 1, 2008): Agreement wherein Presidium Energy, LC and Vision Corps, LLC agreed that as long as Vision Corps, LLC provides Presidium Energy, LC with management and consulting regarding Presidium Energy, LC's reef plays in Michigan and Indiana, Presidium Energy, LC shall carry Vision Corps, LLC for the working interest equal to 5% of the net working interest owned by Presidium Energy, LC

in each reef well drilled. Said carry shall be to the point of production on any well drilled. Vision Corps, LLC shall be responsible for its share of the Lease Operating Expenses for any producing well.

4) Farmout Agreement and Amendment (December 19, 2008): Agreement wherein Aurora Oil & Gas Corporation (Farmor), and Presidium Energy, LC (Farmee), agreed to farmout certain oil and gas leases for the drilling of exploratory wells. Upon completion of each well by Farmee, Farmor shall assign all of its working interest and operating rights in and to the production unit established for such well. Said Assignment shall be limited to the New Albany Shale Formation only. Farmor reserves an overriding royalty interest on all of the oil and/or gas produced and sold that is attributable to the Subject Leases equal to the difference between existing burdens and 20%, but in any event no less than 3%, which shall be free and clear of all costs and expenses of drilling and operating.

5) Farmout Drilling Extension (December 19, 2008): Agreement wherein Aurora Oil & Gas Corporation agreed to extend the Farmout Agreement dated February 20, 2008, to January 31, 2009.

6) Agreement to Acquire Working Interest (October 19, 2009): Agreement wherein Presidium Midwest, LC and Steven P. Kohler and Carol L. Kohler, husband and wife, agreed that Kohler may acquire up to a 2% working interest in wells drilled within the Carbon Project Area of Mutual Interest, subject to any agreements Presidium Midwest, LC holds or enters into subsequent to this agreement. Kohler must participate in the first 5 wells drilled in the Area of Mutual Interest for a 2% working interest.

7) Exchange Agreement (June 8, 2010, effective as of March 1, 2010): Agreement wherein NorthStar Energy, LLC (formerly Aurora Oil & Gas Corporation), and Adler Energy, LC (formerly Presidium Midwest, LC and Presidium Energy, LC), agreed as follows:

   - NorthStar Energy, LLC will assign all of its working interest in the Thomas Field to Adler, excluding the interests in the New Albany Shale Formation and excluding the Macquoketa Shale Formation, both of which shall be retained by NorthStar Energy, LLC.

   - Adler will assign a 10% overriding royalty interest in the Thomas Field to NorthStar Energy, LLC, as to all formations excluding the New Albany Shale and the Macquoketa Shale. The overriding royalty interest shall be free and clear of all expenses, charges and post-production costs, except that NorthStar Energy, LLC will bear its proportionate share of production taxes.

8) Consulting Agreement (October 27, 2010): Agreement wherein Adler Energy, LC and Vision Corps, LLC modified the 3.5% carried working interest agreed to in the Consulting Agreement dated July 1, 2008, between Presidium Energy, LC and Vision Corps, LLC to a 4% working interest. The Vision Corps, LLC working interest is subject to all burdens and costs that would be applicable after the start of production; however, the increased interest shall be effective only from September 21, 2010.

9) Election to Participate (December 7, 2011): Documentation that Steven and Carol Kohler received an Authority for Expenditure and consented to participate in the Link 2-18 well for a 2% working interest.

10) Agreement Regarding Compensation (February 22, 2012): Agreement wherein Adler Energy, LC and Vision Corps, LLC agreed to terminate the previously existing Consulting Agreement, effective as of November 3, 2011, and agreed that Vision Corps, LLC shall receive 4.0% of 8/8ths working interest in the entire gross available working interest in any Thomas (Hoosierville) Field wells that Adler drills after the date of the Agreement, which are similar to and a productive extension of the existing Thomas (Hoosierville) Unit.

EXHIBIT C: THOMAS UNIT
SUMMARY OF OPERATIVE OIL AND GAS LEASES

1) Lease #08-4205: Joseph C. Thomas Enterprises, Inc., by and through Joseph C. Thomas, President, and Delores B. Thomas, Secretary/Treasurer (Lessor), to Piper Services Corporation (Lessee), dated October 8, 2008, and recorded on October 24, 2008, as Instrument #200800004205, which covers Tract 17-01(A), Tract 17-01(B), Tract 18-22(A) and Tract 18-22(B).

2) Lease #08-4519: Ann Bradshaw, President, and John Nelson and William Lovett, as Members of the Board of Public Works and Safety for the City of Brazil (Lesssor), to Piper Services Corporation (Lessee), dated October 30, 2008, and recorded on November 12, 2008, as Instrument #200800004519, which covers Tract 17-02(A) and Tract 17-02(B).

3) Lease #09-3519: Larry J. Barnhart and Kathleen C. Barnhart, formerly known as Kathleen C. Sparks, husband and wife (Lessor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003519, which covers Tract 18-00 and Tract 18-05.

4) Lease #11-4115: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated December 14, 2011, and recorded on December 15, 2011, as Instrument #201100004115, which covers Tract 18-01 and Tract 18-07.

5) Lease #09-3521: Terry Gene Lunsford and Teresa Dawn Lunsford, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 16, 2009, and recorded on August 18, 2009, as Instrument #200900003521, which covers Tract 18-02.

6) Lease #09-3520: William Link, as Power of Attorney for Penny Link, and William Link as an individual (Lesssor), to Piper Services Corporation (Lessee), dated February 12, 2009, and recorded on August 18, 2009, as Instrument #200900003520, which covers Tract 18-03.

7) Lease #09-3526: Kenneth D. Herald and Sharon S. Herald, husband and wife (Lesssor), to Piper Services Corporation (Lessee), dated February 23, 2009, and recorded on August 18, 2009, as Instrument #200900003526, which covers Tract 18-04.

8) Lease #10-0499: Michael E. Smith and Melanie L. Smith, husband and wife (Lesssor), to Adler Energy, LC (Lessee), dated February 3, 2010, and recorded on February 16, 2010, as Instrument #201000000499, which covers Tract 18-06.

EXHIBIT D: THOMAS UNIT
SUMMARY OF ASSIGNMENTS OF INTEREST

Note that Aurora Energy, Ltd. and Aurora Oil & Gas Corporation are now NorthStar Energy, LLC. Further, Presidium Midwest, LC and Presidium Energy, LC are now Adler Energy, LC.

****

- Section A: Lease Assignments Arranged Chronologically

1) Assignment #09-0130: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated January 12, 2009, and recorded on January 14, 2009, as Instrument #200900000130, which conveyed a 100% working interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*

2) Assignment #09-0214: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated January 19, 2009, and recorded on January 20, 2009, as Instrument #200900000214, which conveyed a 100% working interest in:

   - *Lease #08-4519: 17-02(A), 17-02(B)*

3) Assignment #09-3529: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated August 13, 2009, and recorded on August 18, 2009, as Instrument #200900003529, which conveyed a 100% working interest in:

   - *Lease #09-3519: 18-00, 18-05*
   - *Lease #09-3521: 18-02*
   - *Lease #09-3520: 18-03*
   - *Lease #09-3526: 18-04*

4) Assignment #09-0649: Assignment of Oil and Gas Leases from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated February 2, 2009, and recorded on February 19, 2009, as Instrument #200900000649, which conveyed a 100% working interest in:

   - *Lease #08-4519: 17-02(A), 17-02(B) (New Albany Shale only)*

5) Assignment #09-0829: Assignment of Oil and Gas Leases from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated February 9, 2009, and recorded on March 2, 2009, as Instrument #200900000829, which conveyed a 100% working interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (New Albany Shale only)*

6) Assignment #09-2128: Memo of Assignment from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated May 8, 2009, and recorded on May 26, 2009, as Instrument #200900002128, which documents the conveyance of a 30% working interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
     (Limited to 17-01(A), 17-01(B) only)

7) Assignment #09-2206: Memo of Assignment from Presidium Midwest, LC (Assignor), to Steven Kohler (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002206, which documents the conveyance of a 2% working interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
     (Limited to 17-01(A), 17-01(B) only)

8) Assignment #09-2207: Memo of Assignment from Presidium Midwest, LC (Assignor), to Vision Corps, LLC (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002207, which documents the conveyance of a 3.5% carried working interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
     (Limited to 17-01(A), 17-01(B) only)

9) Assignment #09-2208: Memo of Assignment from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002208, which documents the conveyance of a 3.5% overriding royalty interest in:

   - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
     (Limited to 17-01(A), 17-01(B) only)

10) Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*

11) Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in:

    - *Lease #08-4519: 17-02(A), 17-02(B)*

12) Assignment #09-4733: Memo of Assignment from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated October 8, 2009, and recorded on November 9, 2009, as Instrument #200900004733, which documents the conveyance of a 30% working interest in:

    - *Lease #08-4519: 17-02(A), 17-02(B)*

13) Assignment #09-4735: Memo of Assignment from Presidium Midwest, LC (Assignor), to Vision Corps, LLC (Assignee), dated October 9, 2009, and recorded on November 10, 2009, as Instrument #200900004735, which documents the conveyance of a 3.5% carried working interest in:

    - *Lease #08-4519: 17-02(A), 17-02(B)*

14) Assignment #09-4732: Memo of Assignment from Presidium Midwest, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated October 19, 2009, and recorded on November 9, 2009, as Instrument #200900004732, which documents the conveyance of a 2% working interest in:

    - *Lease #08-4519: 17-02(A), 17-02(B)*

15) Agreement #10-0058: Ratification of Assignment of Overriding Royalty Interest by Vision Corps, LLC dated December 10, 2009, and recorded on January 11, 2010, as Instrument #201000000058, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(A), 17-01(B) only)*
    - *Lease #08-4519: 17-02(A), 17-02(B)*

16) Assignment #10-2309: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated December 21, 2009, and recorded on July 16, 2010, as Instrument #201000002309, which conveyed a 100% working interest in:

    - *Lease #09-3519: 18-00, 18-05 (New Albany Shale only)*
    - *Lease #09-3521: 18-02 (New Albany Shale only)*

- *Lease #09-3520: 18-03 (New Albany Shale only)*
- *Lease #09-3526: 18-04 (New Albany Shale only)*

17) Agreement #10-0057: Ratification of Assignment of Overriding Royalty Interest by Steven P. Kohler and Carol L. Kohler, husband and wife dated December 22, 2009, and recorded on January 11, 2009, as Instrument #201000000057, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Kohler working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(A), 17-01(B) only)*
    - *Lease #08-4519: 17-02(A), 17-02(B)*

18) Agreement #10-1530: Stipulation of Interest and Cross-Conveyance by Adler Energy dated April 27, 2010, effective as of March 1, 2010, and recorded on May 17, 2010, as Instrument #201000001530, which modified the interest conveyed to Plum Tree Realty Holdings, LLC in Assignment #09-3442 and Assignment #09-4714 to a 3.5% overriding royalty interest pertaining to:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    - *Lease #08-4519: 17-02(A), 17-02(B)*

19) Assignment #10-2602: Assignment of Oil and Gas Leases from NorthStar Energy, LLC (Assignor), to Adler Energy, LC (Assignee), dated June 16, 2010, effective as of March 1, 2010, and recorded on August 4, 2010, as Instrument #201000002602, which conveyed a 30% working interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(A), 17-01(B) only) (Except New Albany and Macquoketa Shale)*
    - *Lease #08-4519: 17-02(A), 17-02(B) (Except New Albany and Macquoketa Shale)*

20) Assignment #10-3941: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated June 16, 2010, effective as of March 1, 2010, and recorded on November 5, 2010, as Instrument #201000003941, which conveyed a 10% overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    - *Lease #08-4519: 17-02(A), 17-02(B)*
    - *Lease #09-3519: 18-00, 18-05*
    - *Lease #09-3521: 18-02*
    - *Lease #09-3520: 18-03*
    - *Lease #09-3526: 18-04*

21) Assignment #10-1694: Memo of Assignment from Adler Energy, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated May 26, 2010, and recorded on June 1, 2010, as Instrument #201000001694, which documents the conveyance of a 2% working interest in:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 18-22(A) only)

22) Assignment #10-1695: Memo of Assignment from Adler Energy, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated May 26, 2010, and recorded on June 1, 2010, as Instrument #201000001695, which documents the conveyance of a 2% working interest in:

- *Lease #08-4519: 17-02(A), 17-02(B)*
  (Limited to 17-02(A) only)

23) Assignment #10-1810: Memo of Assignment from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001810, which documents the conveyance of a 3.5% overriding royalty interest in:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 18-22(A), 18-22(B) only)

24) Assignment #10-1811: Memo of Assignment from Adler Energy, LC (Assignor), to Vision Corps, LLC (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001811, which documents the conveyance of a 3.5% carried working interest in:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 18-22(A), 18-22(B) only)

25) Assignment #10-1812: Memo of Assignment from Adler Energy, LC (Assignor), to Steven Kohler (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001812, which documents the conveyance of a 2% working interest in:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 18-22(A), 18-22(B) only)

26) Agreement #10-1814: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Agreement #10-0057) by Steven P. Kohler and Carol L. Kohler, husband and wife dated June 8, 2010, and recorded on June 9, 2010, as Instrument #201000001814, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Kohler working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

- *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 17-01(B), 18-22(A), 18-22(B) only)
- *Lease #08-4519:* *17-02(A), 17-02(B)*

27) Agreement #10-1815: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Agreement #10-0058) by Vision Corps, LLC dated June 8, 2010, and recorded on June 9, 2010, as Instrument #201000001815, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

- *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 17-01(B), 18-22(A), 18-22(B) only)
- *Lease #08-4519:* *17-02(A), 17-02(B)*

28) Agreement #10-1943: Ratification of Assignment of Overriding Royalty Interest by Steven P. Kohler and Carol L. Kohler, husband and wife dated June 11, 2010, and recorded on June 21, 2010, as Instrument #201000001943, regarding the Exchange Agreement between NorthStar Energy, LLC and Adler Energy, LC, which documents that the Kohler working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in:

- *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 17-01(B), 18-22(A), 18-22(B) only)
- *Lease #08-4519:* *17-02(A), 17-02(B)*

29) Agreement #10-1944: Ratification of Assignment of Overriding Royalty Interest by Vision Corps, LLC dated June 12, 2010, and recorded on June 21, 2010, as Instrument #201000001944, regarding the Exchange Agreement between NorthStar Energy, LLC and Adler Energy, LC, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in:

- *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  (Limited to 17-01(B), 18-22(A), 18-22(B) only)
- *Lease #08-4519:* *17-02(A), 17-02(B)*

30) Assignment #12-1243: Memo of Assignment from Adler Energy, LC (Assignor), to Steven Kohler and Carol L. Kohler, husband and wife (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201000001243, which documents the conveyance of a 2% working interest in:

- *Lease #09-3519:* *18-00, 18-05*
- *Lease #11-4115:* *18-01, 18-07*
- *Lease #09-3521:* *18-02*
- *Lease #09-3520:* *18-03*

- *Lease #09-3526: 18-04*
- *Lease #10-0499: 18-06*

31) Assignment #12-1244: Memo of Assignment from Adler Energy, LC (Assignor), to Vision Corps, LLC (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201200001244, which documents the conveyance of a 3.5% carried working interest in:

- *Lease #09-3519: 18-00, 18-05*
- *Lease #11-4115: 18-01, 18-07*
- *Lease #09-3521: 18-02*
- *Lease #09-3520: 18-03*
- *Lease #09-3526: 18-04*
- *Lease #10-0499: 18-06*

32) Assignment #12-1245: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201000001245, which conveyed a 10% overriding royalty interest in:

- *Lease #11-4115: 18-01, 18-07*
- *Lease #10-0499: 18-06*

33) Assignment #12-1802: Memo of Assignment from Vision Corps, LLC (Assignor), to Ranatassee Resources, LLC (Assignee), dated April 24, 2012, and recorded on May 11, 2012, as Instrument #201200001802, which documents the conveyance of a 1.33% carried working interest in all Operative Leases

34) Assignment #12-1803: Memo of Assignment from Vision Corps, LLC (Assignor), to Corona Resources, LLC (Assignee), dated April 27, 2012, and recorded on May 11, 2012, as Instrument #201200001803, which documents the conveyance of a 1.33% carried working interest in all Operative Leases

35) Assignment #12-1804: Memo of Assignment from Vision Corps, LLC (Assignor), to Thomas W. Tucker (Assignee), dated April 27, 2012, and recorded on May 11, 2012, as Instrument #201200001804, which documents the conveyance of a 1.34% carried working interest in all Operative Leases

36) Assignment #14-0123: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated April 22, 2009, and recorded on January 15, 2014, as Instrument #201400000123, which conveyed a 3.5% overriding royalty interest in:

- *Lease #08-4519: 17-02(A), 17-02(B)*

37) Assignment #14-0167: Assignment of Overriding Royalty Interest from Nathan Low (Assignor), to Halifax Financial Group, LP (Assignee), dated January 14, 2014, effective as of February 1, 2014, and recorded on January 17, 2014, as Instrument #201400000167, which conveyed a 3.5% overriding royalty interest the Operative Leases described in Assignment #14-0123 and his overriding royalty interest in the Thomas Pooled Unit:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
- *Lease #08-4519: 17-02(A), 17-02(B)*

38) Assignment #14-3474: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Sinostar Investments, LLC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003474, which conveyed a 1.5% overriding royalty interest in all Operative Leases.

39) Assignment #14-3475: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Primecap Energy, LC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003475, which conveyed a 3.75% overriding royalty interest in all Operative Leases.

40) Assignment #14-2414: Assignment of Overriding Royalty Interest from Primecap Energy, LLC (Assignor), to Sinostar Investments, LLC (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002414, which conveyed a 1.875% overriding royalty interest in all Operative Leases.

41) Assignment #14-2415: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to Bill Dement (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002415, which conveyed a 1.22250% overriding royalty interest in all Operative Leases.

42) Assignment #14-2416: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to John Barnett (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002416, which conveyed a 0.32625% overriding royalty interest in all Operative Leases.

43) Assignment #14-2417: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to Veridomus Immobilien Verwaltungs GmgH (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002417, which conveyed a 0.32625% overriding royalty interest in all Operative Leases.

****

- <u>Section B: Lease Assignments Grouped by Assignor/Assignee</u>

1) PIPER SERVICES TO PRESIDIUM MIDWEST:
100% Working Interest in those Operative Leases acquired by Piper

- <u>Assignment #09-0130</u>: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated January 12, 2009, and recorded on January 14, 2009, as Instrument #200900000130, which conveyed a 100% working interest in:
  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*

- <u>Assignment #09-0214</u>: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated January 19, 2009, and recorded on January 20, 2009, as Instrument #200900000214, which conveyed a 100% working interest in:
  - *Lease #08-4519: 17-02(A), 17-02(B)*

- <u>Assignment #09-3529</u>: Assignment of Oil and Gas Leases from Piper Services Corporation (Assignor), to Presidium Midwest, LC (Assignee), dated August 13, 2009, and recorded on August 18, 2009, as Instrument #200900003529, which conveyed a 100% working interest in:
  - *Lease #09-3519: 18-00, 18-05*
  - *Lease #09-3521: 18-02*
  - *Lease #09-3520: 18-03*
  - *Lease #09-3526: 18-04*

2) PRESIDIUM/ADLER TO AURORA/NORTHSTAR:
100% Working Interest in New Albany Shale only

- <u>Assignment #09-0649</u>: Assignment of Oil and Gas Leases from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated February 2, 2009, and recorded on February 19, 2009, as Instrument #200900000649, which conveyed a 100% working interest in:
  - *Lease #08-4519: 17-02(A), 17-02(B) (New Albany Shale only)*

- <u>Assignment #09-0829</u>: Assignment of Oil and Gas Leases from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated February 9, 2009, and recorded on March 2, 2009, as Instrument #200900000829, which conveyed a 100% working interest in:

- *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (New Albany Shale only)*

- Assignment #10-2309: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated December 21, 2009, and recorded on July 16, 2010, as Instrument #201000002309, which conveyed a 100% working interest in:

  - *Lease #09-3519: 18-00, 18-05 (New Albany Shale only)*
  - *Lease #09-3521: 18-02 (New Albany Shale only)*
  - *Lease #09-3520: 18-03 (New Albany Shale only)*
  - *Lease #09-3526: 18-04 (New Albany Shale only)*

  NOTE #17: Lease #11-4115 and Lease #10-0499 are not similarly assigned. No curative action is required as this Opinion does not pertain to the New Albany Shale Formation.

3) PRESIDIUM/ADLER TO AURORA/NORTHSTAR:
30% Working Interest (80 acres)

- Assignment #09-2128: Memo of Assignment from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated May 8, 2009, and recorded on May 26, 2009, as Instrument #200900002128, which documents the conveyance of a 30% working interest in:

  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(A), 17-01(B) only)

- Assignment #09-4733: Memo of Assignment from Presidium Midwest, LC (Assignor), to Aurora Oil & Gas Corporation (Assignee), dated October 8, 2009, and recorded on November 9, 2009, as Instrument #2009000047833, which documents the conveyance of a 30% working interest in:

  - *Lease #08-4519: 17-02(A), 17-02(B)*

4) AURORA/NORTHSTAR TO PRESIDIUM/ADLER:
30% Working Interest except New Albany and Macquoketa Shale (80 acres)

- Assignment #10-2602: Assignment of Oil and Gas Leases from NorthStar Energy, LLC (Assignor), to Adler Energy, LC (Assignee), dated June 16, 2010, effective as of March 1, 2010, and recorded on August 4, 2010, as Instrument #201000002602, which conveyed a 30% working interest in:

  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(A), 17-01(B) only)
    (Except New Albany and Macquoketa Shale)

- *Lease #08-4519:* *17-02(A), 17-02(B)*
  (Except New Albany and Macquoketa Shale)

5) PRESIDIUM/ADLER TO VISION CORPS:
3.5% Carried Working Interest in all Operative Leases

- Assignment #09-2207: Memo of Assignment from Presidium Midwest, LC (Assignor), to Vision Corps, LLC (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002207,which documents the conveyance of a 3.5% carried working interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(A), Tract 17-01(B) only)

- Assignment #09-4735: Memo of Assignment from Presidium Midwest, LC (Assignor), to Vision Corps, LLC (Assignee), dated October 9, 2009, and recorded on November 10, 2009, as Instrument #200900004735, which documents the conveyance of a 3.5% carried working interest in:

  - *Lease #08-4519:* *17-02(A), 17-02(B)*

- Assignment #10-1811: Memo of Assignment from Adler Energy, LC (Assignor), to Vision Corps, LLC (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001811, which documents the conveyance of a 3.5% carried working interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 18-22(A), 18-22(B) only)

- Assignment #12-1244: Memo of Assignment from Adler Energy, LC (Assignor), to Vision Corps, LLC (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201200001244, which documents the conveyance of a 3.5% carried working interest in:

  - *Lease #09-3519:* *18-00, 18-05*
  - *Lease #11-4115:* *18-01, 18-07*
  - *Lease #09-3521:* *18-02*
  - *Lease #09-3520:* *18-03*
  - *Lease #09-3526:* *18-04*
  - *Lease #10-0499:* *18-06*

6) PRESIDIUM/ADLER TO STEVEN KOHLER:
2% Working Interest in all Operative Leases

- Assignment #09-2206: Memo of Assignment from Presidium Midwest, LC (Assignor), to Steven Kohler (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002206, which documents the conveyance of a 2% working interest in:
  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(A), 17-01(B) only)*
- Assignment #09-4732: Memo of Assignment from Presidium Midwest, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated October 19, 2009, and recorded on November 9, 2009, as Instrument #200900004732, which documents the conveyance of a 2% working interest in:
  - *Lease #08-4519: 17-02(A), 17-02(B)*
- Assignment #10-1694: Memo of Assignment from Adler Energy, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated May 26, 2010, and recorded on June 1, 2010, as Instrument #201000001694, which documents the conveyance of a 2% working interest in:
  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 18-22(A) only)*
- Assignment #10-1695: Memo of Assignment from Adler Energy, LC (Assignor), to Steven P. Kohler and Carol L. Kohler, husband and wife (Assignee), dated May 26, 2010, and recorded on June 1, 2010, as Instrument #200900001695, which documents the conveyance of a 2% working interest in:
  - *Lease #08-4519: 17-02(A), 17-02(B) (Limited to 17-02(A) only)*
- Assignment #10-1812: Memo of Assignment from Adler Energy, LC (Assignor), to Steven Kohler (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001812, which documents the conveyance of a 2% working interest in:
  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 18-22(A), 18-22(B) only)*
- Assignment #12-1243: Memo of Assignment from Adler Energy, LC (Assignor), to Steven Kohler and Carol L. Kohler, husband and wife (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201200001243, which documents the conveyance of a 2% working interest in:

- *Lease #09-3519:* *18-00, 18-05*
- *Lease #11-4115:* *18-01, 18-07*
- *Lease #09-3521:* *18-02*
- *Lease #09-3520:* *18-03*
- *Lease #09-3526:* *18-04*
- *Lease #10-0499:* *18-06*

7) VISION CORPS TO THOMAS TUCKER:
1.34% Carried Working Interest in all Operative Leases

- Assignment #12-1804: Memo of Assignment from Vision Corps, LLC (Assignor), to Thomas W. Tucker (Assignee), dated April 27, 2012, and recorded on May 11, 2012, as Instrument #201000001804, which documents the conveyance of a 1.34% carried working interest in all of the Operative Leases.

8) VISION CORPS TO RANATASSEE RESOURCES:
1.33% Carried Working Interest in all Operative Leases

- Assignment #12-1802: Memo of Assignment from Vision Corps, LLC (Assignor), to Ranatassee Resources, LLC (Assignee), dated April 24, 2012, and recorded on May 11, 2012, as Instrument #201200001802, which documents the conveyance of a 1.33% carried working interest in all of the Operative Leases.

9) VISION CORPS TO CORONA RESOURCES:
1.33% Carried Working Interest in all Operative Leases

- Assignment #12-1803: Memo of Assignment from Vision Corps, LLC (Assignor), to Corona Resources, LLC (Assignee), dated April 27, 2012, and recorded on May 11, 2012, as Instrument #201200001803, which documents the conveyance of a 1.33% carried working interest in all of the Operative Leases.

10) PRESIDIUM/ADLER TO AURORA/NORTHSTAR:
10% Overriding Royalty Interest in all Operative Leases

- Assignment #10-3941: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated June 16, 2010, effective as of March 1, 2010, and recorded on November 5, 2010, as Instrument #201000003941, which conveyed a 10% overriding royalty interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  - *Lease #08-4519:* *17-02(A), 17-02(B)*
  - *Lease #09-3519:* *18-00, 18-05*

- *Lease #09-3521: 18-02*
- *Lease #09-3520: 18-03*
- *Lease #09-3526: 18-04*

- Assignment #12-1245: Assignment of Oil and Gas Leases from Adler Energy, LC (Assignor), to NorthStar Energy, LLC (Assignee), dated March 28, 2012, and recorded on March 29, 2012, as Instrument #201200001245, which conveyed a 10% overriding royalty interest in:

    - *Lease #11-4115: 18-01, 18-07*
    - *Lease #10-0499: 18-06*

- Agreement #10-1943: Ratification of Assignment of Overriding Royalty Interest by Steven P. Kohler and Carol L. Kohler, husband and wife dated June 11, 2010, and recorded on June 21, 2010, as Instrument #201000001943, regarding the Exchange Agreement between NorthStar Energy, LLC and Adler Energy, LC, which documents that the Kohler working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
      (Limited to 17-01(B), 18-22(A), 18-22(B) only)
    - *Lease #08-4519: 17-02(A), 17-02(B)*

    NOTE #18: Agreement #10-1943 does not describe Tract 17-01(A) covered by Lease #08-4205 nor does it cover Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Steven and Carol Kohler confirmed in prior Division Orders that their working interest is burdened by their proportionate share of the NorthStar Energy, LLC overriding royalty interest in relation to the entire Pooled Unit.

- Agreement #10-1944: Ratification of Assignment of Overriding Royalty Interest by Vision Corps, LLC dated June 12, 2010, and recorded on June 21, 2010, as Instrument #201000001944, regarding the Exchange Agreement between NorthStar Energy, LLC and Adler Energy, LC, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
      (Limited to 17-01(B), 18-22(A), 18-22(B) only)
    - *Lease #08-4519: Tract 17-02(A), Tract 17-02(B)*

    NOTE #19: Agreement #10-1944 does not describe Tract 17-01(A) covered by Lease #08-4205 nor does it cover Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014.

Vision Corps, LLC confirmed in prior Division Orders that its working interest is burdened by its proportionate share of the NorthStar Energy, LLC overriding royalty interest in relation to the entire Pooled Unit.

11) ADLER ENERGY TO PRIMECAP ENERGY:
3.75% Overriding Royalty Interest in all Operative Leases

- Assignment #14-3475: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Primecap Energy, LC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003475, which conveyed a 3.75% overriding royalty interest in all of the Operative Leases.

12) PRESIDIUM/ADLER TO NATHAN A. LOW:
3.5% Overriding Royalty Interest (120 acres)

- Assignment #14-0123: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated April 22, 2009, and recorded on January 15, 2014, as Instrument #201400000123, which conveyed a 3.5% overriding royalty interest in:
    - *Lease #08-4519: 17-02(A), 17-02(B)*

- Assignment #09-2208: Memo of Assignment from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated May 8, 2009, and recorded on May 29, 2009, as Instrument #200900002208, which documents the conveyance of a 3.5% overriding royalty interest in:
    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(A), 17-01(B) only)*

- Assignment #10-1810: Memo of Assignment from Presidium Midwest, LC (Assignor), to Nathan A. Low (Assignee), dated June 4, 2010, and recorded on June 9, 2010, as Instrument #201000001810, which documents the conveyance of a 3.5% overriding royalty interest in:
    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 18-22(A), 18-22(B) only)*

NOTE #20: Per agreement, Nathan A. Low was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy working interest bears the overriding royalty interest conveyed to Nathan A. Low, currently owned by Halifax Financial Group, LP.

13) NATHAN LOW TO HALIFAX FINANCIAL GROUP:
3.5% Overriding Royalty Interest (120 acres)

- Assignment #14-0167: Assignment of Overriding Royalty Interest from Nathan Low (Assignor), to Halifax Financial Group, LP (Assignee), dated January 14, 2014, effective as of February 1, 2014, and recorded on January 17, 2014, as Instrument #201400000167, which conveyed a 3.5% overriding royalty interest the Operative Leases described in Assignment #14-0123 and his overriding royalty interest in the Thomas Pooled Unit:

  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  - *Lease #08-4519: 17-02(A), 17-02(B)*

  NOTE #21: Prior to this Assignment and per agreement, the Assignor owned an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record. The Adler Energy working interest bears the overriding royalty interest currently owned by Halifax Financial Group, LP.

14) PRESIDIUM/ADLER TO PLUM TREE REALTY HOLDINGS:
2.5% Overriding Royalty Interest (120 acres)

- Assignment #09-3442: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated July 30, 2009, and recorded on August 12, 2009, as Instrument #200900003442, which conveyed a 2.5% overriding royalty interest in:

  - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B)*

- Assignment #09-4714: Assignment of Overriding Royalty Interest from Presidium Midwest, LC (Assignor), to Plum Tree Realty Holdings, LLC (Assignee), dated September 26, 2009, effective as of September 28, 2009, and recorded on November 6, 2009, as Instrument #200900004714, which conveyed a 4% overriding royalty interest in:

  - *Lease #08-4519: 17-02(A), 17-02(B)*

  NOTE #22: Per agreement, Plum Tree Realty Holdings, LLC was conveyed an overriding royalty interest in 120 acres only, rather than in the entire Pooled Unit. Consequently, no Assignments of Oil and Gas Leases pertaining to Lease #09-3519, Lease #11-4115, Lease #09-3521, Lease #09-3520, Lease #09-3526 and Lease #10-0499 appear on record.

- <u>Agreement #10-1530</u>: Stipulation of Interest and Cross-Conveyance by Adler Energy dated April 27, 2010, effective as of March 1, 2010, and recorded on May 17, 2010, as Instrument #201000001530, which modified the interest conveyed to Plum Tree Realty Holdings, LLC in Assignment #09-3442 and Assignment #09-4714 to a 3.5% overriding royalty interest pertaining to the following:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
  - *Lease #08-4519:* *17-02(A), 17-02(B)*

- <u>Agreement #10-0058</u>: Ratification of Assignment of Overriding Royalty Interest by Vision Corps, LLC dated December 10, 2009, and recorded on January 11, 2010, as Instrument #201000000058, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(A), 17-01(B) only)
  - *Lease #08-4519:* *17-02(A), 17-02(B)*

- <u>Agreement #10-0057</u>: Ratification of Assignment of Overriding Royalty Interest by Steven P. Kohler and Carol L. Kohler, husband and wife dated December 22, 2009, and recorded on January 11, 2009, as Instrument #201000000057, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Kohler working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(A), 17-01(B) only)
  - *Lease #08-4519:* *17-02(A), 17-02(B)*

- <u>Agreement #10-1814</u>: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Assignment #10-0057) by Steven P. Kohler and Carol L. Kohler, husband and wife dated June 8, 2010, and recorded on June 9, 2010, as Instrument #201000001814, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Kohler working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

  - *Lease #08-4205:* *17-01(A), 17-01(B), 18-22(A), 18-22(B)*
    (Limited to 17-01(B), 18-22(A), 18-22(B) only)
  - *Lease #08-4519:* *17-02(A), 17-02(B)*

  <u>NOTE #23</u>: Agreement #10-1814 does not describe Tract 17-01(A) covered by Lease #08-4205. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Steven and Carol Kohler confirmed in prior Division Orders that their working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in relation to all land covered by Lease #08-4205.

- Agreement #10-1815: Corrective Ratification of Assignment of Overriding Royalty Interest (Corrects Assignment #10-0058) by Vision Corps, LLC dated June 8, 2010, and recorded on June 9, 2010, as Instrument #201000001815, regarding Assignment #09-3442 and Assignment #09-4714, which documents that the Vision Corps, LLC working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in:

    - *Lease #08-4205: 17-01(A), 17-01(B), 18-22(A), 18-22(B) (Limited to 17-01(B), 18-22(A), 18-22(B) only)*
    - *Lease #08-4519: 17-02(A), 17-02(B)*

    NOTE #24: Agreement #10-1815 does not describe Tract 17-01(A) covered by Lease #08-4205. Curative action is not suggested pursuant to correspondence with Adler on November 6, 2014. Vision Corps, LLC confirmed in prior Division Orders that its working interest is burdened by its proportionate share of the Plum Tree Realty Holdings, LLC overriding royalty interest in relation to all land covered by Lease #08-4205.

15) PRIMECAP ENERGY TO SINOSTAR INVESTMENTS:
1.875% Overriding Royalty Interest in all Operative Leases

- Assignment #14-2414: Assignment of Overriding Royalty Interest from Primecap Energy, LLC (Assignor), to Sinostar Investments, LLC (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002414, which conveyed a 1.875% overriding royalty interest in all Operative Leases.

16) ADLER ENERGY TO SINOSTAR INVESTMENTS:
1.50% Overriding Royalty Interest in all Operative Leases

- Assignment #14-3474: Assignment of Overriding Royalty Interest from Adler Energy, LC (Assignor), to Sinostar Investments, LLC (Assignee), dated January 31, 2014, effective as of February 2, 2014, and recorded on November 20, 2014, as Instrument #201400003474, which conveyed a 1.5% overriding royalty interest in all Operative Leases.

17) PRIMECAP ENERGY TO BILL DEMENT:
1.22250% Overriding Royalty Interest in all Operative Leases

- Assignment #14-2415: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to Bill Dement (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002415, which conveyed a 1.22250% overriding royalty interest in all Operative Leases.

18) PRIMECAP ENERGY TO JOHN BARNETT:
0.32625% Overriding Royalty Interest in all Operative Leases

- Assignment #14-2416: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to John Barnett (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002416, which conveyed a 0.32625% overriding royalty interest in all Operative Leases.

19) PRIMECAP ENERGY TO VERIDOMUS IMMOBILIEN VERWALTUNGS GMGH**:**
0.32625% Overriding Royalty Interest in all Operative Leases

- Assignment #14-2417: Assignment of Overriding Royalty Interest from Primecap Energy, LC (Assignor), to Veridomus Immobilien Verwaltungs GmgH (Assignee), dated July 15, 2014, and recorded on August 11, 2014, as Instrument #201400002417, which conveyed a 0.32625% overriding royalty interest in all of the Operative Leases.

SCHEDULE 8.16(a)

FIELD EQUIPMENT

See Attached.

Inventory of Field Equipment

Thomas Field Oil Wells: Thomas 5-17, City of Brazil 2-17, City of Brazil 4-17, Thomas 5-17, Thomas 6-17, Thomas 1-18, and Link 2-18

Equipment at each well is same: Pump jack, electric motor, chemical pump, chemical barrel, electric drop with VFD. Pipelines connect the wells to a Central Facility.

Central Production Facility:

1. 4 oil tanks
2. Separator tank
3. Water tank
4. Kimray Valves
5. Electric Water Pump
6. Steel stairway and tank platform
7. Parts and tools trailer – equipped with various spare parts and tools
8. Connection piping from wells and between tanks

Disposal Well Facility

1. Breitweiser SWD Well Bore
2. Water tank
3. Kimray Valve
4. Murphy gauge
5. Various piping

SCHEDULE 8.16(b)

EQUIPMENT AND SEISMIC DATA

See Attached.

Adler Seismic Inventory

Line #	Box #	Bag #	Contents	Reprocessable?	missing field data?
87-372-1230 (229-526)	3	24	2 CDs (Adler transmittal indicates disk for PRE-08-19 shipped to Blaxton not returned)		
AEL-2-10	4	3	2 CDs, 1 8mm tape	y	
AEL-3-10	4	4	2 CDs, 1 8mm tape	y	
AEL-4-10	4	5	2 CDs, 1 8mm tape	y	
AEL-5-10	4	6	4 CDs, 1 8mm tape	y	
AEL-6-10	6	1	1 CD, paper support		y
AEL-6-10`	4	7	3 CDs, 1 8mm tape, paper support	y	
AEL-7-10	6		Brute, final, migration, veloicity		y
AEL-7-10	4	8	5 CDs (Original transmittal indicates 3 disks and no field data)		y
AEL-8-10	4	9	2 CDs, No field data		y
AEL-10-4	6		Brute, final, migration, veloicity	y	
AEL-12-1	6		field data, support	y	
AEL-12-3	6		field data, support	y	
AEL-12-4	6		field data, support	y	
AEL-12-5	6		field data, support	y	
AEL-12-6	6		field data, support	y	
AEL-12-7	6		field data, support	y	
AHR-1-08/Miss-1-08	4	2	2 CDs, SegP1 OB Support N map		y
AHR 2-08	2	2	2 CDs, paper support, map		y
BRA-1-07	3	1	2 CDs, 1 8mm tape paper support	y	
JE-6-06	2	25	1 CD (OB, map, survey)		y
JX-8N6W-IN-0501	4	10	1 CD	y	
JX-8N6W-IN-0502	4	10	1 CD	y	
JX-8N6W-IN-0503	4	10	1 CD	y	
JX-8N6W-IN-0504	4	10	1 CD	y	
JX-8N6W-IN-0505	4	11	1 CD	y	
JX-8N6W-IN-0507	4	11	1 CD	y	
JX-8N6W-IN-0508	4	11	1 CD	y	
JX-8N6W-IN-0509	4	12	1 CD	y	
JX-8N6W-IN-0510	4	12	1 CD	y	
JX-8N6W-IN-0511	4	12	1 CD	y	
JX-8N6W-IN-0512	4	12	1 CD	y	
JX-8N6W-IN-0513	4	12	1 CD	y	
JX-10N7W07-1	3	2	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-2	3	3	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-3	3	4	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-4	3	5	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-5	3	6	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-6	3	7	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-7	3	8	2 CDs, 1 8mm tape, paper support	y	
JX-10N7E07-8	3	9	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W07-9	3	10	2 CDs, 1 8mm tape, paper support	y	
JX-10N7W-IN-0506	4	11	1 CD		y
MBGC-08-01 & 02	3	11	2 CDs, 1 8mm tape, paper support	y	
MBGC-08-02	3	20	1 CD, 1 8mm tape, paper support	y	
MGB-3-08/4-08	3	12	2 CDs, 1 8mm tape, paper support	y	
MGB-3-08/4-08	3	22	2 CDs, 1 8mm tape, paper support	y	

PRE-08-06	6	1	1 CD paper support	y	
PRE-08-06	6	1	1 CD paper support, Seg PI & line map	y	
PRE-08-06	3	18	4 CDs, 1 8mm tape, paper support	y	
PRE-08-11	1	21	2 CDs, 1 8mm tape, paper support	y	
PRE-08-15	1	8	2 CDs, paper support	y	
PRE-08-15	2	8	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-15	2	22	2 CDs, paper support	y	
PRE-08-17	3	16	3 CDs, paper support		y
PRE-08-19	6		Brute, final, migration, veloicity	y	
PRE-08-19	3	15	2 CDs, 1 8mm tape, paper support	y	
PRE-08-21	3	17	3 CDs, 1 8 mm tape, paper support	y	
PRE-08-25	6		Brute, final, migration, veloicity	y	
PRE-08-25	1	17	1 8mm tape, paper support, map	y	
PRE-08-25	1	4	2 CDs, paper support	y	
PRE-08-25	2	23	2 CDs, paper support	y	
PRE-08-28	3	13	2 CDs, 1 8mm tape, paper support (Originally mislabeled as PRE-08-78/PRE08/78 does not exist)	y	
PRE-08-29	1	18	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-31	6		Brute, final, migration, veloicity	y	
PRE-08-31	2	5	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-31	2	20	2 CDs, paper support	y	
PRE-08-31	1	3	2 CDs, paper support	y	
PRE-08-33	2	3	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-33	1	14	2 CDs, paper support	y	
PRE-08-33	2	15	2 CDs, paper suppport	y	
PRE-08-34	3	23	2 CDs, paper suppport		y
PRE-08-37	1	6	2 CDs, paper support	y	
PRE-08-42	3	21	2 CDs, 1 8mm tape, paper support	y	
PRE-08-44	3	14	2 CDs, 1 8mm tape, paper support (Originally mislabeled as PRE-08-44 and PRE-08/46 No paper support for PRE 08-46)	y	
PRE-08-46	3	19	2 CDs, 1 8mm tape, paper support	y	
PRE-08-48	1	2	2 CDs, paper support, map		y
PRE-08-50	1	5	2 CDs, paper support	y	
PRE-08-50	2	4	2 CDs, paper support	y	
PRE-08-50	2	24	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-52	1	13	2 CDs, paper support	y	
PRE-08-52	2	9	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-52	2	18	1 CD, paper support	y	
PRE-08-52	3	24	1 CD	y	
PRE-08-53	6	1	1 CD	y	
PRE-08-53	2	11	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-53	2	21	2 CDs, paper support, map	y	
PRE-08-53	1	1	2 CDs, paper support	y	
PRE-08-54	1	12	2 CDs, paper support	y	
PRE-08-54	2	10	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-54	3	24	1 CD	y	
PRE-08-55	1	9	2 CDs, 1 8mm tape, paper support (Box 1-21 was a duplicate of Box 1 Bag 9 so we have incorporated the two)	y	
PRE-08-58A	1	10	2 CDs, paper support	y	
PRE-08-58A	2	7	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-58A	3	24	1 CD	y	
PRE-08-58B	1	11	2 CDs, paper support	y	
PRE-08-58B	2	6	2 CDs, 1 8mm tape, paper support, map	y	

PRE-08-58B	2	17	1 CD, paper support	y	
PRE-08-58B	3	24	1 CD	y	
PRE-08-76	1	19	2 CDs, 1 8mm tape, paper support	y	
PRE-08-76	1	7	2 CDs, paper support	y	
PRE-08-88	2	12	2 CDs, 1 8mm tape, paper support, map	y	
PRE-08-88	2	19	4 CDs, paper support	y	
PRE-08-90	1	20	2 CDs, 1 8mm tape, paper support	y	
PRE-08-90	3	24	1 CD	y	
PRE-09-1	6		Brute, final, migration, veloicity	y	
PRE-09-1	1	15	2 CDs, 1 8mm tape, paper support	y	
PRE-09-1	2	13	2 CDs, paper support	y	
PRE-09-2	6		Brute, final, migration, veloicity	y	
PRE-09-2	1	16	2 CDs, 1 8mm tape, paper support	y	
PRE-09-2	2	14	2 CDs, paper support	y	
PRE-19	6	1	1 CD, paper support, Seg P1 & Line Map		y
PRE-37	6		Brute, final, migration, veloicity		y
PRE-37	6	1	1 CD, paper support, SEGY Migration 07-29-2011		y
PRE-48	6		Brute, final, migration, veloicity		y
PRE-48	6	1	1 CD, paper support		y
PRE-58A	6		Brute, final, migration, veloicity		y
PRE-8005	3	24	1 CD		y
STAUNTON/THOMAS	6	1	1 CD paper support, Gravity Date 12/29/09		

SCHEDULE 8.21

INSURANCE

See Attached.

Schedule 8.21 Adler Energy, LC
Summary of Insurance
11/15/2021

Insurable Risk	Name of Carrier	Policy #	Period of Coverage	Limit	Deductible	Claims in excess of insured amounts?	Major changes?
Property - Oil field Lease Equip	Travelers	ZPP-14R85352-20-N4	6/7/2021-6/7/2022	$61,800 Oilfield Equip	$5,000	No	None
General Liability	Travelers	ZPP-14R85352-20-N4	6/7/2021-6/7/2022	$1M each occurance, $2M general aggregate	$5,000	No	None
Pollution - Time Element	Travelers	ZPP-14R85352-20-N4	6/7/2021-6/7/2022	Included in GL	$5,000	No	None
Auto	Travelers	ZPP-14R85352-20-N4	6/7/2021-6/7/2022	$1M each occurance Non- Owned and Hired Auto Liab	N/A	No	None
Umbrella	Travelers	ZPP-14R85352-20-N4	6/7/2021-6/7/2022	$2M each occurance, $2M aggregate	N/A	No	None
Workers Comp	Travelers	UB-6K430991-21-N4-G	6/7/2021-6/7/2022	$1M each occurance, $1M aggregate If Any Payroll	N/A	No	None
Control of Well	Markel	JCOW102170	6/7/2021-6/7/2022	$5M each occurance, $1M Care, Custody, Control Drilling Wells Must be Declared	$200K Drilling $100K Producing	No	None

SCHEDULE 8.26

PREFERENTIAL RIGHTS

None.

SCHEDULE 8.28

CURRENT COMMITMENTS

None.

SCHEDULE 8.29

SECURITY ARRANGEMENTS

None.